                   TABLE OF CONTENTS


        Letter to Policyholders............................     1
        Performance Results................................     3
        Performance Perspective............................     5
        Portfolio Management Review........................     9
        Portfolio of Investments
          Asset Allocation Fund............................    26
          Domestic Income Fund.............................    33
          Emerging Growth Fund.............................    38
          Enterprise Fund..................................    46
          Global Equity Fund...............................    52
          Government Fund..................................    60
          Growth and Income Fund...........................    64
          Money Market Fund................................    70
          Real Estate Securities Fund......................    74
        Statement of Assets and Liabilities
          Asset Allocation Fund............................    30
          Domestic Income Fund.............................    35
          Emerging Growth Fund.............................    43
          Enterprise Fund..................................    49
          Global Equity Fund...............................    57
          Government Fund..................................    61
          Growth and Income Fund...........................    67
          Money Market Fund................................    71
          Real Estate Securities Fund......................    76
        Statement of Operations and Changes in Net Assets
          Asset Allocation Fund............................    31
          Domestic Income Fund.............................    36
          Emerging Growth Fund.............................    44
          Enterprise Fund..................................    50
          Global Equity Fund............................... 58-59
          Government Fund..................................    62
          Growth and Income Fund...........................    68
          Money Market Fund................................    72
          Real Estate Securities Fund......................    77
        Financial Highlights
          Asset Allocation Fund............................    32
          Domestic Income Fund.............................    37
          Emerging Growth Fund.............................    45
          Enterprise Fund..................................    51
          Global Equity Fund...............................    59
          Government Fund..................................    63
          Growth and Income Fund...........................    69
          Money Market Fund................................    73
          Real Estate Securities Fund......................    78
        Notes to Financial Statements......................    79
        Report of Independent Accountants..................    87

         LIT ANR 2/97

                            LETTER TO POLICYHOLDERS

               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

                     DENNIS J. MCDONNELL AND DON G. POWELL

January 31, 1997

Dear Policyholder,
  As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation during the re-porting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year-end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

  The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respec-tively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July.
The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
  The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and infla-tionary warning signals noted earlier. When subsequent data showed those con-cerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
                                                          Continued on page two

  Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread specula-tion led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

  We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low inflation should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and warranted.
  We caution investors to expect bumps along the way. Stock prices have appreci-ated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a re-turn of the rapid GDP growth experienced during the first half of 1996, a de-velopment that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
  Additional details about the Life Investment Trust funds, including a question and answer section with portfolio management teams, are provided in this re-port. We appreciate your continued confidence in your investment with Van
Kampen American Capital.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                             ASSET ALLOCATION FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   13.87%
Five-year average annual total return based on NAV/1/..................   10.74%
Life-of-Fund average annual total return based on NAV/1/...............   10.84%
Commencement date...................................................... 06/30/87

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                              DOMESTIC INCOME FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................    6.68%
Five-year average annual total return based on NAV/1/..................   10.14%
Life-of-Fund average annual total return based on NAV/1/...............    7.93%
Commencement date...................................................... 11/04/87

DISTRIBUTION RATE AND YIELD
Distribution Rate/2/...................................................    9.14%
SEC Yield/3/...........................................................    7.55%

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                              EMERGING GROWTH FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   16.55%
Life-of-Fund average annual total return based on NAV/1/...............   23.11%
Commencement Date...................................................... 07/03/95

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                                ENTERPRISE FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   24.80%
Five-year average annual total return based on NAV/1/..................   14.11%
Ten-year average annual total return based on NAV/1/...................   12.80%
Life-of-Fund average annual total return based on NAV/1/...............   11.14%
Commencement date...................................................... 04/07/86

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               GLOBAL EQUITY FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   16.72%
Life-of-Fund average annual total return based on NAV/1/...............   13.14%
Commencement date...................................................... 07/03/95

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                                GOVERNMENT FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................    2.12%
Five-year average annual total return based on NAV/1/..................    5.41%
Ten-year average annual total return based on NAV/1/...................    6.96%
Life-of-Fund average annual total return based on NAV/1/...............    6.87%
Commencement date...................................................... 04/07/86

DISTRIBUTION RATE AND YIELD
Distribution rate/2/...................................................    6.57%
SEC Yield/3/...........................................................    6.25%

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                             GROWTH AND INCOME FUND

TOTAL RETURN

Life-of-Fund cumulative total return based on NAV/1/..................   (0.30%)
Commencement date..................................................... 12/23/96

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                          REAL ESTATE SECURITIES FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   40.53%
Life-of-Fund average annual total return based on NAV/1/...............   32.35%
Commencement date...................................................... 07/03/95

/1/Total return based on net asset value (NAV) assumes an investment at the be-ginning of the period indicated, reinvestment of all distributions for the pe-riod, and sale of all shares at the end of the period, all at NAV.

/2/Distribution rate (based on net asset value) represents the annualized dis-tributions of the Fund at the end of the period and not the earnings of the Fund.

/3/SEC Yield is a standardized calculation prescribed by the Securities and Ex-change Commission for determining the amount of net income a fund should theo-retically generate for the 30-day period ending December 31, 1996.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  Each of the following charts show the total return performance of a differ-ent Life Investment Trust Fund compared to a benchmark index, excluding the Life Investment Trust--Growth and Income Fund. Due to the short period of time since LIT--Growth and Income Fund's inception (December 23, 1996) and the length of time required to become adequately invested, a comparison to a benchmark index is not appropriate at this time. It is important to track your investment portfolio's performance at regular intervals. The indexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Similarly, their performances do not reflect any sales charges or other costs which would be applicable to an actively man-aged portfolio, such as that of the Fund. For details on market conditions and each Fund's performance during the reporting period, please see pages nine through twenty-five of this report.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Life Investment Trust--Asset Allocation Fund vs. Standard & Poor's 500-Stock Index (June 30, 1987 through December 31,
  1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    = 13.87%
5 Year Avg. Annual    = 10.74%
Inception Avg. Annual = 10.84%

            VKAC LIT-Asset Allocation Fund   Standard & Poor's 500-Stock Index
            ------------------------------   ---------------------------------
June 1987              $10,000                            $10,000
Dec 1987               $ 9,735                            $ 8,257
Dec 1988               $10,476                            $ 9,619
Dec 1989               $12,343                            $12,658
Dec 1990               $12,576                            $12,264
Dec 1991               $15,978                            $15,984
Dec 1992               $17,142                            $17,200
Dec 1993               $18,463                            $18,926
Dec 1994               $17,788                            $19,183
Dec 1995               $23,365                            $26,366
Dec 1996               $26,607                            $32,404

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Life Investment Trust--Domestic Income Fund vs. Lehman Brothers Corporate Bond Index (November 4, 1987 through December 31,
  1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

  Fund's Total Return
  1 Year Avg. Annual    =  6.68%
  5 Year Avg. Annual    = 10.14%
  Inception Avg. Annual =  7.93%

           VKAC LIT-Domestic Income Fund   Lehman Brothers Corporate Bond Index
           -----------------------------   ------------------------------------
Nov 1987             $10,000                            $10,000
Dec 1987             $10,150                            $10,189
Dec 1988             $11,669                            $11,129
Dec 1989             $11,034                            $12,699
Dec 1990             $10,237                            $13,595
Dec 1991             $12,409                            $16,113
Dec 1992             $13,960                            $17,512
Dec 1993             $16,239                            $19,643
Dec 1994             $15,535                            $18,872
Dec 1995             $18,854                            $23,068
Dec 1996             $20,113                            $23,825

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Life Investment Trust--Emerging Growth Fund vs. Russell 2000 Stock Index (July 3, 1995 through December 31, 1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

  Fund's Total Return
  1 Year Avg. Annual    = 16.55%
  Inception Avg. Annual = 23.11%

             VKAC LIT-Emerging Growth    Russell 2000 Stock Index
             ------------------------    ------------------------
7/3/95               $10,000                     $10,000
Sep 1995             $11,270                     $10,988
Dec 1995             $11,710                     $11,226
Mar 1996             $12,540                     $11,802
Jun 1996             $13,690                     $12,389
Sep 1996             $14,180                     $12,431
Dec 1996             $13,660                     $13,077

The above charts reflect the performance of the Funds. The Funds' performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Funds' performance found in the following pages.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Life Investment Trust--Enterprise Fund vs. Standard & Poor's 500-Stock Index (December 31, 1986 through December 31,
  1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

  Fund's Total Return
  1 Year Avg. Annual    = 24.80%
  5 Year Avg. Annual    = 14.11%
  10 Year Avg. Annual   = 12.80%
  Inception Avg. Annual = 11.14%

            VKAC LIT-Enterprise Fund   Standard & Poor's 500-Stock Index
            ------------------------   ---------------------------------
  Dec 1986          $10,000                        $10,000
  Dec 1987          $ 8,887                        $10,518
  Dec 1988          $10,104                        $12,253
  Dec 1989          $13,563                        $16,124
  Dec 1990          $12,636                        $15,622
  Dec 1991          $17,236                        $20,360
  Dec 1992          $18,524                        $21,909
  Dec 1993          $20,188                        $24,108
  Dec 1994          $19,504                        $24,435
  Dec 1995          $26,727                        $33,585
  Dec 1996          $33,342                        $41,276

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Life Investment Trust--Global Equity Fund vs. Morgan Stanley Capital International (MSCI) World Index + Dividends (July 3, 1995 through December 31, 1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

  Fund's Total Return
  1 Year Avg. Annual    = 16.72%
  Inception Avg. Annual = 13.14%

               VKAC LIT-Global Equity Fund   MSCI World Index + Dividends
               ---------------------------   ----------------------------
7/3/1995                $10,000                        $10,000
Jul-1995                $10,230                        $10,502
Aug-1995                $10,140                        $10,270
Sep-1995                $10,280                        $10,571
Oct-1995                $ 9,950                        $10,407
Nov-1995                $10,160                        $10,770
Dec-1995                $10,310                        $11,087
Jan-1996                $10,470                        $11,290
Feb-1996                $10,720                        $11,360
Mar-1996                $10,930                        $11,552
Apr-1996                $11,420                        $11,825
May-1996                $11,560                        $11,838
Jun-1996                $11,520                        $11,900
Jul-1996                $11,030                        $11,481
Aug-1996                $11,350                        $11,615
Sep-1996                $11,610                        $12,072
Oct-1996                $11,590                        $12,159
Nov-1996                $12,060                        $12,842
Dec-1996                $12,034                        $12,639

The above charts reflect the performance of the Funds. The Funds' performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Funds' performance found in the following pages.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Life Investment Trust--Government Fund vs. Lehman Brothers Mutual Fund U.S. Government Index (December 31, 1986 through December 31, 1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

  Fund's Total Return
  1 Year Avg. Annual    = 2.12%
  5 Year Avg. Annual    = 5.41%
  10 Year Avg. Annual   = 6.96%
  Inception Avg. Annual = 6.87%

                                          Lehman Brothers Mutual Fund
               VKAC LIT-Government Fund      U.S. Government Index
               ------------------------   ---------------------------
  Dec 1986             $10,000                     $10,000
  Dec 1987             $ 9,788                     $10,219
  Dec 1988             $10,462                     $10,938
  Dec 1989             $11,958                     $12,495
  Dec 1990             $12,952                     $13,587
  Dec 1991             $15,055                     $15,669
  Dec 1992             $15,918                     $16,802
  Dec 1993             $17,169                     $18,592
  Dec 1994             $16,374                     $17,965
  Dec 1995             $19,185                     $21,258
  Dec 1996             $19,598                     $21,848

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Life Investment Trust--Real Estate Securities Fund vs. the Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index (July 3, 1995 through December 31, 1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

  Fund's Total Return
  1 Year Avg. Annual    = 40.53%
  Inception Avg. Annual = 32.35%

               VKAC LIT-Real Estate   Standard & Poor's   NAREIT Equity
                 Securities Fund       500-Stock Index      REIT Index
               --------------------   -----------------   -------------
  July 1995          $10,000               $10,000           $10,000
  Sept 1995          $10,490               $10,746           $10,049
  Dec 1995           $10,835               $11,391           $10,465
  Mar 1996           $11,117               $12,002           $10,703
  June 1996          $11,751               $12,539           $11,179
  Sep 1996           $12,700               $12,924           $11,910
  Dec 1996           $15,226               $13,999           $14,158

The above charts reflect the performance of the Funds. The Funds' performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Funds' performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


                             ASSET ALLOCATION FUND

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Asset Allocation Fund. The team is led by B. Robert Baker, Jr. and Thomas Copper, co-portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments.

 Q   WHAT EVENTS INFLUENCED THE STOCK AND BOND MARKETS IN 1996?
 A At the beginning of the year, investors were anticipating the same slow economic growth that helped to drive the stock and bond markets higher in
1995. By February, however, bond prices began to fall amid fears that a strengthening economy would lead to higher inflation and increases in interest rates. The sell-off in the bond market stretched through the first half of 1996, fueled by employment numbers that were stronger than expected, as well as a sharp increase in the second-quarter gross domestic product (real GDP, ad-justed for inflation) to a 4.7 percent rate. Stock prices, meanwhile, continued to move higher, especially among small-capitalization companies.
  The second half of 1996 experienced a small stock market correction in July. This setback proved to be temporary, as stock prices quickly recovered to reach record highs in October and surged higher after the November national elections. Bonds also rebounded in response to modest third-quarter GDP numbers and a weaker employment outlook.

 Q   HOW DID YOU MANAGE THE FUND IN RESPONSE TO THESE EVENTS?
 A Because we believed the stock market was overvalued, the Fund was slightly underweighted in stocks and overweighted in bonds during the year. At the end of the fourth quarter, the portfolio was comprised of 53 percent stocks, 38 percent bonds, and 9 percent cash.
  In selecting stocks, we continued to adhere to a value philosophy, concentrating on stocks that are selling at low prices but hold the potential for future appreciation. In 1996, we found many value opportunities in the utilities, finance, and energy sectors. In the bond portion of the portfolio, we maintained a duration of about 8 years, focusing on investment grade securities rated A or better. Duration, which is expressed in years, is a measurement of the Fund portfolio's sensitivity to interest rate fluctuations. The longer the Fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations performed better when rates are declining.

HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS AS OF DECEMBER 31,
                                     1996

                           [PIE CHART APPEARS HERE]

Government 19.5%
Utilities 14.8%
Finance 11.2%
Energy 10.6%
Producer Manufacturing 9.3%
Consumer Non-Durables 8.3%
Consumer Services 6.6%
Health Care 4.7%
Technology 4.6%
Consumer Distribution 4.4%
Other 6.0%

 Q   HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31,
     1996?
 A The Fund's bond portfolio helped to generate competitive levels of cur-rent income for an asset allocation fund. The Fund achieved a total re-
turn at net asset value of 13.87 percent/1/. By comparison, the Standard & Poor's 500-Stock Index achieved a total return of 20.90 percent for the same period. Keep in mind that the S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for ad-ditional Fund performance results.

 Q   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
 A We attribute much of the Fund's results to the stock market's strong per-formance, our disciplined stock selection criteria, and our asset alloca-
tion strategy.
  Some of the individual stocks that contributed to the Fund's returns in 1996 (percentages are of total investments as of December 31, 1996) included PanEnergy (0.9 percent), Warner Lambert (0.3 percent), Chase Manhattan (0.6 percent), Bear Stearns (0.5 percent), and Philip Morris (2.6 percent). Our decision to overweight the portfolio's bond allocation helped to lessen the impact of the July stock market correction but caused the Fund's performance to trail the overall market when stock prices later rebounded.

 Q   WHAT DO YOU ANTICIPATE IN THE FINANCIAL MARKETS IN 1997?
 A We expect more stock market volatility in 1997. Stock prices appear to be overvalued, which opens the door to the possibility of a market downturn, should we see renewed inflationary concerns or rising interest rates. The un-certainty of the stock market puts even greater emphasis on our value-oriented stock portfolio. By selecting undervalued stocks, we attempt to position the Fund to participate in market advances, as well as to potentially help reduce the impact of a declining market.


/s/ Alan T. Sachtleben       /s/ B. Robert Baker, Jr.   /s/ Thomas Copper
Alan T. Sachtleben           B. Robert Baker, Jr.       Thomas Copper
Chief Investment Officer     Co-Portfolio Manager       Co-Portfolio Manager
Equity Investments           Asset Allocation Fund      Asset Allocation Fund

                                      10
                                              Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW


                              DOMESTIC INCOME FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Domestic Income Fund. The team is led by Walter W. Stabell, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

 Q   WHAT FACTORS INFLUENCED THE FIXED-INCOME MARKETS IN 1996?
 A The market changed direction abruptly in February, when economic growth (real gross domestic product, adjusted for inflation) and employment rates came in unexpectedly strong. Previously, market participants were anticipating a slower economy in 1997 with little upward pressure on interest rates. When the economic figures hinted at a surging economy, inflation fears took over and investors drove the market into a sell-off.
  By the third quarter, however, economic data once again showed moderate growth and low inflation, soothing investor fears and sparking a rally that lasted into December. Late in the year, however, we saw evidence of a strengthening economy so the signals are mixed as to what we can expect from the bond market in the near term.

 Q   HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE FACTORS?
 A We continued to allocate the Fund's assets across a variety of sectors in the fixed-income market, including investment-grade corporate bonds, high-
yield corporate bonds, and U.S. Treasury securities, as shown in the pie chart below.
  Over the long term, the Fund has performed quite well in comparison to its peer group, due in large part to its overweighting of long-term, non-callable, investment-grade corporate bonds. However, during the course of the year, interest rate volatility has become an increasing concern, so we reduced exposure in this sector. By year-end, this allocation in the Fund's portfolio was trimmed to 56.7 percent, down from 70.2 percent as of June 30, 1996.
  The duration of the Fund has been reduced gradually from 5.8 years as of December 31, 1995 to 5.1 years as of December 31, 1996. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. The longer the Fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates are declining. We expect to keep the duration somewhat shorter than our benchmark of Lehman Brothers Index BBB Corporates of approximately 6.0 years for the near term, given the uncertainty over the direction of the economy in 1997.
  We continue to see value in the high-yield corporate bond sector, where our research has identified corporate issuers with strong growth prospects, favorable pricing environments, and attractive risk/reward profiles. Approximately 29 percent of the portfolio has been allocated to this sector.

 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS AS OF DECEMBER 31,
                                     1996

                           [PIE CHART APPEARS HERE]

Common and Preferred Stocks 4.0%
Total Corporate Obligations 85.7%
Government Obligations 10.3%

 Q   HOW DID THE FUND PERFORM IN 1996?
 A For the 12 months ended December 31, 1996, the Fund achieved a total re-turn of 6.68 percent/1/. By comparison, the Lehman Brothers Corporate Bond
Index produced a total return of 3.28 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of investment-grade corporate bonds. It does not reflect any com-missions or fees that would be paid by an investor purchasing the securities it represents. From an income standpoint, the Fund's distribution rate was 9.14 percent/3/ based upon the December dividend of $.732 per share. Please refer to the chart on page three for additional Fund performance results.

 Q   WHAT IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKET AND THE FUND IN COMING
     MONTHS?
 A As time goes on, we'll get a better idea of which way the economy is head-ing. We feel justified in being somewhat cautious at this point, so we will keep the Fund's duration neutral or slightly shorter than the benchmark, which may give us some protection in the event that interest rates spike up-ward. We are confident that our research efforts will enable us to discover op-portunities for prudent investments that are consistent with the Fund's objectives.


/s/ Peter W. Hegel                         /s/ Walter W. Stabell
Peter W. Hegel                             Walter W. Stabell
Chief Investment Officer                   Portfolio Manager
Fixed Income Investments                   Domestic Income Fund

                                       12
                                               Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW


                             EMERGING GROWTH FUND

The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust--Emerging Growth Fund. The team is led by Gary M. Lewis, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments.

 Q WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED DECEMBER 31, 1996?
 A The positive combination of solid corporate earnings growth and subdued inflationary fears produced a very market-friendly economy in 1996. The
Dow Jones Industrial Average rose 26.01 percent, and the NASDAQ Composite In-dex climbed 22.71 percent.
  Early in the year, several factors fueled equity performance. Unexpectedly strong corporate earnings, a growing economy, and record cash flows into mutual funds pushed the already-healthy equity market even higher, with technology and energy stocks leading the way.
  In mid-February, the markets hit a snag. Higher-than-expected employment numbers prompted inflation concerns and decreased the likelihood of further interest rate cuts by the Federal Reserve Board. The bond market rally that had begun at the end of 1995 came to an abrupt halt. Through April and May, concerns about inflation lingered, and small- and mid-size stocks led the broad market correction.
  This correction was short-lived, however, as technology stocks bounced back quickly. Soon after, large-company stocks began their own recovery, and by the end of July, technology and financial stocks were leading the equity market upward once again. Stocks continued their climb throughout the end of the year, highlighted by post-election strength. Because the November elections maintained the status quo of a Democratic President and Republican-controlled Congress, the market had one of its strongest post-election gains in history.

 Q DURING THE REPORTING PERIOD, WHAT STRATEGIES DID YOU UTILIZE TO MEET THE FUND'S OBJECTIVES?
 A We continued to focus on small- and mid-cap stocks. Although our focus was on emerging companies, we ultimately selected investments on the ba-
sis of a company's potential to deliver upside earnings surprises. We invested in the highest growth companies in each sector that met our rising earnings estimates and improving valuations criteria. In general, this meant investing in smaller companies with revenues of less than $2 billion. Energy and tech-nology stocks met our stock-selection criteria during the period, and stocks in these two sectors were among the top performers.
  We also believe strongly in talking with the management teams behind the companies in whose stocks we invest. This is the single most valuable way in which we spend our time. These discussions help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. During any given year, we will have in-depth discussions with 300 to 400 management teams.

 Q WHICH OF THE FUND'S HOLDINGS POSTED THE GREATEST GAINS DURING THE REPORT-ING PERIOD?
 A Our biggest gainers in terms of price appreciation during the year were Clarify, a rapidly growing automation software company; Dura Pharmaceuti-
cals, a drug company focused on specialized markets neglected by the larger drug companies; USA Detergents, a packaged goods company with popular lower-priced detergents and cleaners; and Chesapeake Energy, an oil and gas company that has experienced a significant increase in production and energy prices. The Fund's portfolio diversification at the end of December is illustrated by the chart on the following page.

HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS AS OF DECEMBER 31,
                                     1996

                           [PIE CHART APPEARS HERE]

Transportation 0.7%
Consumer Durables 0.4%
Technology 33.4%
Consumer Services 11.6%
Finance 11.4%
Energy 11.0%
Consumer Distribution 9.4%
Health Care 8.0%
Consumer Non-Durables 5.6%
Producer Manufacturing 4.5%
Raw Materials/Processing Industries 2.3%
Utilities 1.7%

 Q   HOW DID FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1996?
 A The Fund's performance was negatively influenced by a reversal in market sentiment during the fourth quarter. The market moved from growth- to value-oriented investing and favored large- over small-cap stocks. For the 12-month period, the Fund achieved a total return at net asset value of 16.55 percent/1/. By comparison, the Standard & Poor's 500-Stock Index returned
22.90 percent and the Russell 2000 Index, which more closely reflects the Fund's portfolio, returned 16.49 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock mar-ket. The Russell 2000 Index reflects the general performance of smaller capitalization stocks. Keep in mind that these indices are unmanaged statisti-cal composites that do not reflect any commissions or fees that would be in-curred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

 Q   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?
 A We remain optimistic about the long-term prospects for small-cap growth stocks. However, we cannot ignore the recent setback in this market sec-
tor, which will now need to catch-up with the rest of the market.
  In terms of the economy, we expect a continuation of the moderate growth and low inflation that have characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher in 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggest the potential for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid growth experienced during the first half of 1996, which could persuade the Fed to raise interest rates.
  With this in mind, a review of your portfolio's asset mix may be warranted at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago.

/s/ Alan T. Sachtleben                   /s/ Gary M. Lewis
Alan T. Sachtleben                       Gary M. Lewis
Chief Investment Officer                 Portfolio Manager
Equity Investments                       Emerging Growth Fund

                                      14
                                              Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW


                                ENTERPRISE FUND

The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust--Enterprise Fund. The team is led by Alan T. Sachtleben, chief investment officer for equity investments and Jeff
D. New, portfolio manager.

 Q WHAT ECONOMIC FACTORS DROVE THE MARKET UPWARD DURING THE PAST 12 MONTHS? HOW DID THEY AFFECT THE FUND?
 A The positive combination of solid corporate earnings growth and subdued inflationary fears produced a very market-friendly economy in 1996. The
Dow Jones Industrial Average rose 26.01 percent, and the Standard & Poor's 500-Stock Index returned 22.90 percent.
  Early in the year, several factors fueled equity performance. Unexpectedly strong corporate earnings, a growing economy, and record cash flows into mutual funds pushed the already-healthy equity market even higher, with technology and energy stocks leading the way.
  In mid-February, the markets hit a snag. Higher-than-expected employment numbers prompted inflation concerns and decreased the likelihood of further interest rate cuts by the Federal Reserve Board. The bond market rally that had begun at the end of 1995 came to an abrupt halt. Through April and May, concerns about inflation lingered, and small- and mid-size stocks led the broad market correction.
  This correction was short-lived, however, as technology stocks bounced back quickly. Soon after, large-company stocks began their own recovery, and by the end of July, technology and financial stocks were leading the equity market upward once again. Stocks continued their climb throughout the end of the year, highlighted by post-election strength. Because the November elections maintained the status quo of a Democratic President and Republican-controlled Congress, the market had one of its strongest post-election gains in history.

 Q WHAT IS YOUR FINANCIAL STRATEGY TO SEEK TO PROVIDE SHAREHOLDERS WITH A STRONG RETURN ON THEIR INVESTMENT?
 A We have an extremely disciplined stock selection process: to look for companies with positive future fundamentals at an attractive current price. To that end, we actively search for stocks that possess one of the fol-lowing traits: consistent or accelerating earnings growth, a positive funda-mental change (such as management), or better-than-expected fundamentals. We only want to own stocks with at least one of these characteristics and with an attractive or reasonable price. We also believe strongly in talking with the management teams behind the companies in whose stocks we invest. This is the single most valuable way in which we spend our time. These discussions help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. During any given year, we will have in-depth discussions with 300 to 400 management teams.
  By the end of the year, the Fund's largest weightings were in the technology and financial services sectors, two of the best-performing sectors in 1996. We focused on these sectors because many technology and financial services companies exhibited the two features we look for when selecting stocks for the portfolio: positive fundamentals (including strong future earnings potential) and attractive price levels. In the financial services arena, several companies were consolidating and buying back stock, which created attractive valuations and enhanced the prospects of strong future earnings growth. Two standouts in this sector were Conseco, a life insurance company, and SunAmerica, a financial services company.

 Q   HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31,
     1996?
 A We are pleased to report that the Fund achieved a total return at net as-set value of 24.80 percent/1/. By comparison, the Standard & Poor's 500-
Stock Index generated a total return of 22.90 percent and the Lipper Growth Fund Index returned 17.48 percent for the same period. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average perfor-mance of the largest growth funds. Keep in mind that these indices are unman-aged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

 Q   WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
 A We expect a continuation of the moderate growth and low inflation that have characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher in 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggest the potential for a significant decline in U.S. stock prices. Such a correction might, for exam-ple, be triggered by a return of the rapid growth experienced during the first half of 1996, which could persuade the Fed to raise interest rates.
  With this in mind, a review of your portfolio's asset mix may be warranted at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago.


/s/ Alan T. Sachtleben                   /s/ Jeff D. New
Alan T. Sachtleben                       Jeff D. New
Chief Investment Officer                 Portfolio Manager
Equity Investments                       Enterprise Fund

                                      16
                                              Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW


                              GLOBAL EQUITY FUND

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Global Equity Fund. The team is led by Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments.

 Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT YOU FACED IN MANAGING THE FUND DURING THE PAST FISCAL YEAR?
 A The performance of global stock markets was influenced primarily by pros-pects for economic growth in the United States and Europe, the rate of inflation worldwide, the anticipated effects of the planned European Monetary Union (EMU), and the continued weakness of the Japanese economy.
  The U.S. stock market continued its strong run, gaining momentum as domestic economic growth and inflation remained moderate. As we closed out 1996, the stock market repeatedly hit record-high valuations (as measured by the Dow Jones Industrial Average), but still showed the potential for further gains going into 1997. The U.S. dollar remained strong against most major currencies, especially the Japanese yen, which helped the U.S. market outperform many foreign stock markets (measured in U.S. dollars).
  With the exception of the United Kingdom, which is in a fairly mature stage of economic recovery, many of the core European markets were somewhat sluggish. Investors continue to weigh the potential effects of slow economic growth, higher unemployment, and generally lower interest rates, a task which has been especially difficult in light of the EMU agreements (the EMU seeks to implement a common currency for continental Europe in 1998). A number of the emerging markets of Eastern Europe, on the other hand, performed quite well. In Japan, anemic economic growth and concerns about the weakening of the Japanese banking system have combined to hinder the recovery of the Japanese stock market.

Top 5 Countries Represented
     in the Portfolio
  as of December 31, 1996

        United States
            Japan
       United Kingdom
         Netherlands
           France

 Q   HOW WAS THE FUND POSITIONED WITHIN THESE MARKETS?
 A In comparison to the Morgan Stanley Capital International (MSCI) World Index, the Fund was overweighted in European markets, where we see the potential for strong performance going forward. This is especially true of the smaller and less developed European markets, such as the Czech Republic. The portfolio is approximately in line with the index in the Pacific Basin and slightly underweighted in the United States and Japan.
  In terms of industry weightings, we have favored stocks in the capital goods and service sectors, including companies in media, merchandising, telecommunications, business services, and trade, while allocating a lesser portion of the Fund's assets to stocks in the energy, consumer goods, and financial services sectors. The largest holdings as a percentage of long-term investments as of December 31, 1996 include Ceske Radiokomunikace (2.8 percent), Gucci Group (2.2 percent), and Christian Dior (1.8 percent).

 Q   HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?
 A The Fund achieved a total return of 16.72 percent/1/ for the 12-month pe-riod ended December 31, 1996, compared to a total return of 14.00 percent for the MSCI World Index + Dividends. Keep in mind that this index is a broad-based, unmanaged index used as a benchmark for general global equity funds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Fund performance results.

 Q WHAT IS YOUR OUTLOOK FOR THE MARKETS AND FOR THE FUND'S PORTFOLIO IN THE MONTHS AHEAD?
 A We see the potential for a global economic recovery in 1997, especially in smaller and emerging markets, where we expect to see superior economic performance. In the United States, low inflation and steady but moderate eco-nomic growth should continue to benefit stock prices in the near term.
  We will continue to be very selective in our choice of investments for the Fund, focusing on those regions and individual companies that exhibit the greatest relative value and potential for future appreciation. As always, the greatest attention will be paid to the characteristics of each individual security we select for the Fund.

/s/ Alan T. Sachtleben                     /s/ Jeff D. New
Alan T. Sachtleben                         Jeff D. New
Chief Investment Officer                   Portfolio Manager
Equity Investments                         Global Equity Fund

                                       18
                                               Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW


                                GOVERNMENT FUND

The following is an interview with the portfolio management team of the Van Kampen American Capital Life InvestmentTrust--Government Fund. The team is led by John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

 Q   HOW WOULD YOU DESCRIBE THE FIXED-INCOME MARKET IN 1996?
 A As the year began, investors expected the economy to continue its pattern of slow growth, which had sparked a fixed-income rally in 1995. In Febru-
ary, however, we started to see signs of surprising economic health. Reports showed strong employment figures and higher-than-expected first-quarter real gross domestic product (GDP, adjusted for inflation), so investors feared ris-ing interest rates and inflation. As a result, the bond market experienced a sell-off that continued through mid-July.
  The outlook improved during the second half of the year as the economy lost its momentum. Employment numbers weakened, and third-quarter GDP statistics moderated, easing investors' fears of price pressures and spurring a recovery in bond prices. Investor optimism remained dispirited through December, when indicators showed that the economy was, once again, heating up.

 Q   HOW DID YOU POSITION THE FUND IN LIGHT OF THESE ECONOMIC DEVELOPMENTS?
 A We maintained an above-average weighting in mortgage-backed securities, compared to other funds in our peer group. By the end of the fourth quar-
ter, 67 percent of the Fund's assets were invested in mortgage securities. As inflation fears spread during the first six months of 1996, the prices of Trea-suries fell and mortgage-backed securities began to outperform. As the year progressed and the market rebounded, we continued to fine-tune the portfolio to take advantage of value areas within the mortgage market.
  In addition, we adjusted the duration of the Fund. Duration, which is expressed in years, is a measurement of the Fund portfolio's sensitivity to changes in interest rates. The longer the Fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments and are less sensitive to interest rate changes. We shortened duration in February, which helped make the Fund more defensive during the rapid increase in interest rates that began shortly thereafter. By the end of the year, the Fund's duration increased slightly from 5.1 years as of December 31, 1995 to 5.3 years as of December 31, 1996.

 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS AS OF DECEMBER 31,
                                     1996

                           [PIE CHART APPEARS HERE]

FNMAs 28.8%
U.S. Treasuries 27.0%
GNMAs 29.0%
FHLMCs 13.9%
Other 1.3%

 Q   HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDEDDECEMBER 31,
     1996?
 A The Fund generated a 12-month total return at net asset value of 2.12 per-cent/1/. By comparison, the Lehman Brothers Mutual Fund U.S.
Government/Mortgage Index produced a total return of 3.68 percent. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of U.S. government and mortgage-backed securities and does not re-flect any commissions or fees that would be paid by an investor purchasing the securities it represents. In addition, the Fund provided shareholders with su-perior levels of current income. As of December 31, 1996, the distribution rate was 6.57 percent/3/, based on a monthly dividend of $.0475 per share and a pub-lic offering price of $8.67 per share.
Please refer to the chart on page four for additional Fund performance results.

 Q   WHAT IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKET AND THE FUND IN 1997?
 A We're cautiously optimistic. As 1996 came to a close, the economy was showing renewed signs of life, and most analysts expect that trend to con-
tinue into 1997. This growth could trigger a new wave of inflationary fears among fixed-income investors.
  As for the Fund, we expect to keep the duration at below-average levels, which may help to cushion the impact of any interest rate hikes. Also, we will maintain an overweighting in mortgage-backed securities, possibly increasing this portion of the portfolio even more if economic growth is especially strong. However, if the economy proves to be weaker than anticipated, we're well-positioned to lengthen the Fund's duration by increasing our Treasury holdings.

/s/ Peter W. Hegel                         /s/ John R. Reynoldson
Peter W. Hegel                             John R. Reynoldson
Chief Investment Officer                   Portfolio Manager
Fixed Income Investments                   Government Fund

                                       20
                                               Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW

                            GROWTH AND INCOME FUND

The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust--Growth and Income Fund. The team is led by Alan T. Sachtleben, chief investment officer for equity investments and James A. Gilligan, portfolio manager. The following excerpts reflect their views on the Fund's performance from its inception on December 23, 1996 through December 31, 1996.

 Q   WHAT FACTORS DROVE THE MARKET UPWARD DURING THE LATTER PART OF THE YEAR?
 A The combination of steady economic growth, minimal inflationary fears, and better-than-expected corporate earnings drove the equity market higher during the second half of 1996. By July, the market was in the late stages of a correction. Between May and mid-July, the S&P 500 Industrial Index fell 11.6 percent, while the NASDAQ Index dropped even more. This correction was short-lived, as fears of a rate hike by the Federal Reserve Board proved to be unfounded and economic growth moderated. Large-capitalization companies, particularly stocks of technology companies, led a broad market rebound in the third quarter. Equities finished the year with one of their strongest post-election runs in history as the markets applauded the re-election of the sta-tus quo (a Democratic president and a Republican Congress).
  The bond market recovered nicely from its flat performance during the first half of the year. In response to declining employment growth and lackluster consumer spending reports, investors began bidding up prices for bonds in September and October. This renewed strength in the bond market also helped to push stocks higher.

 Q WHAT IS YOUR FINANCIAL STRATEGY TO PROVIDE SHAREHOLDERS WITH A STRONG RE-TURN ON THEIR INVESTMENT?
 A We have an extremely disciplined stock selection process: we look for companies with positive future fundamentals at an attractive current price. To that end, we actively search for stocks that possess one of the fol-lowing traits: consistent or accelerating earnings growth, a positive funda-mental change (such as new management), or better-than-expected fundamentals. We only want to own stocks with at least one of these characteristics and with an attractive or reasonable price. We also believe strongly in talking with the management teams behind the companies in whose stocks we invest. This is the single most valuable way in which we spend our time. These discussions help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. During any given year, we will have in-depth discussions with 300 to 400 management teams.
  We will continue to rely on our "bottom up" approach to choose the stock portion of the Fund's portfolio. By buying what we believe are undervalued stocks, we attempt to increase our potential return while limiting the Fund's exposure to risk.

 Q HOW DID THE FUND PERFORM DURING THE VERY SHORT REPORTING PERIOD, DECEMBER 23, 1996 (THE FUND'S INCEPTION) THROUGH DECEMBER 31, 1996?
 A A nine-day period is too short a time period to adequately measure per-formance. Our initial goal during this period was to become fully in-
vested in stocks that met our stringent requirements.
  During this period, the Fund posted a total return at net asset value of -
0.30 percent/1/. By comparison, the Standard & Poor's 500-Stock Index returned -0.32 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that this index is an unmanaged statistical composite that does not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent.

 Q   WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
 A In terms of the economy, we expect a continuation of the moderate growth and low inflation that have characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher in 1997, providing continued support for stock prices. However, we see 1997 as a year of increased risks for the stock market. Valuations are extended, which suggest the potential for a significant decline in U.S. stock prices. Such a correction might, for example, be triggered by a return of the rapid growth ex-perienced during the first half of 1996, which could persuade the Fed to raise interest rates.
  With this in mind, a review of your portfolio's asset mix may be warranted at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This performance may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago.

/s/ Alan T. Sachtleben                     /s/ James A. Gilligan
Alan T. Sachtleben                         James A. Gilligan
Chief Investment Officer                   Portfolio Manager
Equity Investments                         Growth and Income Fund

                                       22
                                               Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW


                               MONEY MARKET FUND

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Money Market Fund. The team is led by David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

 Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS UNDER WHICH THE FUND OPERATED IN 1996? HOW DID YOU RESPOND?
 A As with any portfolio investing primarily in money market securities, the ebb and flow of short-term interest rates is the key influence on Fund performance. In late January, for example, the Federal Reserve Board cut the federal funds rate from 5.50 percent to 5.25 percent, which was reflected in the yields available on short-term fixed-income securities in general.
  Investor expectations changed drastically from the first half of the year to the second half. After being encouraged by the Fed's action to lower interest rates in January, the market reversed course in February amid signs of a strengthening economy and the threat of inflation. It wasn't until the third quarter of 1996 that job growth and economic activity appeared to moderate, and yields declined as a result.
  Due to further cuts in short-term rates by the Fed, we maintained the portfolio's average maturity in a relatively tight range (between 25 and 45 days) throughout 1996. We continue to manage the Fund on a risk-averse basis, with Federal agency securities collateralized by U.S. government securities* representing about 77.5 percent of the portfolio. The balance of the Fund's net assets were invested in high-grade corporate issues.

 Q   HOW DID THE FUND PERFORM FOR THE PERIOD ENDED DECEMBER 31, 1996?
 A The Fund generated a 12-month total return of 4.89 percent/1/. As of De-cember 31, 1996, the Fund's generated a seven-day average yield of 4.86 percent and a 30-day effective yield of 4.81 percent. In closing, we expect the Fund to continue providing competitive performance and relative stablility as we enter 1997.


/s/ Peter W. Hegel                         /s/ David R. Troth
Peter W. Hegel                             David R. Troth
Chief Investment Officer                   Portfolio Manager
Fixed Income Investments                   Money Market Fund

*An investment in the portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                      23
                                              Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW


                          REAL ESTATE SECURITIES FUND

The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust-- Real Estate Securities Fund. The team is led by Alan T. Sachtleben, chief investment officer for equity investments and Mary Jayne Maly, portfolio manager.

Effective January 1, 1997, Russell C. Platt and Theodore R. Bigman assumed responsibility for portfolio management of the Real Estate Securities Fund, managed under Van Kampen American Capital Asset Management, Inc. Mr. Platt joined Morgan Stanley Asset Management Inc.
(MSAM) in 1982 and has primary responsibility for managing real estate securities investments for MSAM. Mr. Bigman joined MSAM in 1995. He has extensive real estate experience in a wide variety of transactions involving the financing and sale on both individual assets and portfolios of real estate assets, as well as the acquisition and sale of several real estate companies.

 Q OVER THE PAST 12 MONTHS, WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PORTFOLIO?
 A 1996 began with a favorable environment for both the stock and bond mar-ket. However, bond prices fell early in the year due to fears that strong economic growth would bring higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further after second-quarter GDP growth (real gross domestic product, adjusted for inflation) in-creased to 4.7 percent. While the bond market struggled, the stock market surged during the first half of the year, led by small capitalization compa-nies.
  Early in the third quarter, stocks suffered a temporary setback but quickly recovered. The bond market also rebounded as GDP decreased to 2.0 percent in the third quarter, and concerns about the Fed tightening diminished. The 30-year Treasury bond yield dropped to approximately 6.6 percent in late October, and remained near this level through year end.

 Q   WHAT IS THE FUND'S STRATEGY?
 A Our strategy in managing the Fund is two-fold. First, we take a top-down approach in allocating portfolio assets to the various property sectors.
Second, we utilize a bottom-up stock-selection approach where we look for stocks with higher-than-average valuations. This strategy served us well dur-ing the reporting period, as noted by the Fund's strong performance.

 Q WHAT HOLDINGS HAD THE MOST SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE DURING THE PERIOD?
 A Despite a broad market correction in July, REIT (Real Estate Investment Trust) stocks generally performed well. For example, the Standard &
Poor's 500-Stock Index generated a -4.57 percent total return for July, com-pared to a 0.75 percent total return for the NAREIT Equity Index. Investors recognized that by investing in REITs, they were investing in a group of stocks that had positive industry fundamentals, attractive rates of cash flow, and yields well in excess of alternative defensive investments such as utili-ties or bonds. Strong money flows into this industry provided for spectacular performance in the second half of the year.
  More specifically, Fund performance was enhanced by positive industry fundamentals, particularly in the office/industrial and hotel sectors. The supply-and-demand balance in these sectors was very tight and led to increasing occupancies and strong rental rate growth. In addition, an improvement in the California economy, which had long lagged the performance of the rest of the nation, helped spur a rally in the values of California real estate, and those REITs exposed to California performed well. Finally, the acquisition market was very robust, and REITs with strong balance sheets were able to add to their growth rates by making attractive acquisitions.

HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS AS OF DECEMBER 31,
                                     1996

                           [PIE CHART APPEARS HERE]

Office/Industrial 27.4%
Apartments 20.7%
Hotels 11.1%
Shopping Malls 10.9%
Shopping Centers 10.4%
Net Lease 6.7%
Self-Storage 6.0%
Healthcare Facilities 4.5%
Manufactured Home Communities 2.3%

 Q   HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 1996?
 A We are pleased to report that the Fund achieved a total return at net as-set value of 40.53 percent/1/. In comparison, the Fund performed favor-
ably to the NAREIT (National Association of Real Estate Investment Trusts) Equity Index which returned 35.29 percent and the Standard & Poor's 500-Stock Index which returned 22.90 percent for the same period. The S&P 500-Stock In-dex is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Fund performance re-sults.

 Q   WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
 A We believe REITs may continue to show attractive rates of return, given that real estate fundamentals remain strong. However, we emphasize that the high level of returns achieved in 1996 was extraordinary, and investors should not expect to see such results going forward. If REITs can increase cash flow at an 8- to 10-percent rate while providing a yield over 6 percent, it may not be unreasonable to expect solid performance in 1997. Also, we be-lieve this group of stocks may perform well in a weak stock market environment because of the large yield component in their total return.


/s/ Alan T. Sachtleben                    /s/ Mary Jayne Maly
Alan T. Sachtleben                        Mary Jayne Maly
Chief Investment Officer                  Portfolio Manager
Equity Investments                        Real Estate Securities Fund

                                      25
                                              Please see footnotes on page four

 ASSET ALLOCATION FUND                                PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
COMMON STOCK 52.5%
CONSUMER DISTRIBUTION 2.4%
Dayton Hudson Corp..........................................  6,100 $   239,425
Dillard Department Stores, Inc., Class A....................  8,600     265,525
Federated Department Stores, Inc. (b)....................... 12,200     416,325
Kroger Co. (b)..............................................  6,100     283,650
Pier 1 Imports, Inc......................................... 11,600     204,450
Tupperware Corp.............................................  2,000     107,250
                                                                    -----------
                                                                      1,516,625
                                                                    -----------
CONSUMER DURABLES 1.3%
Chrysler Corp...............................................  4,400     145,200
Cooper Tire & Rubber........................................  6,200     122,450
Ford Motor Co...............................................  3,400     108,375
Masco Corp..................................................  3,500     126,000
Maytag Corp.................................................  8,900     175,775
Newell Co...................................................  5,300     166,950
                                                                    -----------
                                                                        844,750
                                                                    -----------
CONSUMER NON-DURABLES 5.9%
American Brands, Inc........................................  8,900     441,663
First Brands Corp...........................................  6,100     173,088
Philip Morris Cos., Inc..................................... 13,100   1,475,387
Quaker Oats Co..............................................  3,200     122,000
RJR Nabisco Holdings Corp................................... 31,500   1,071,000
Tambrands, Inc..............................................  3,200     130,800
Unilever NV - New York Shares (Netherlands).................  2,100     368,025
                                                                    -----------
                                                                      3,781,963
                                                                    -----------
CONSUMER SERVICES 4.4%
Comcast Corp., Class A......................................  9,600     171,000
Cox Communications, Inc., Class A (b).......................  8,900     205,813
Gannett, Inc................................................  2,300     172,213
Harcourt General, Inc.......................................  5,800     267,525
Tele-Communications, Inc., Class A (b)...................... 84,600   1,105,087
Time Warner, Inc............................................ 24,100     903,750
                                                                    -----------
                                                                      2,825,388
                                                                    -----------
ENERGY 6.1%
Amerada Hess Corp...........................................  6,000     347,250
Amoco Corp..................................................  2,500     201,250
Atlantic Richfield Co.......................................  1,900     251,750
British Petroleum PLC - ADR (United Kingdom)................  1,100     155,513
Coastal Corp................................................  3,400     166,175
Coflexip SA - ADR (France) (b)..............................  4,700     123,375
J. Ray McDermott SA (b).....................................  9,400     206,800
Occidental Petroleum Corp...................................  7,200     168,300
PanEnergy Corp.............................................. 12,100     544,500
Repsol SA - ADR (Spain).....................................  7,800     297,375
Seagull Energy Corp. (b)....................................  7,900     173,800
Sonat, Inc..................................................    800      41,200
Texaco, Inc.................................................  2,700     264,937
Total SA - ADR (France).....................................  3,956     152,950
Unocal Corp.................................................  6,500     264,062
USX Marathon Group.......................................... 10,000     238,750
YPF Sociedad Anonima - ADR (Argentina), Class D............. 12,500     315,625
                                                                    -----------
                                                                      3,913,612
                                                                    -----------

                                       26
                                               See Notes to Financial Statements

 ASSET ALLOCATION FUND                    PORTFOLIO OF INVESTMENTS (CONTINUED)


                               December 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
FINANCE 8.4%
Aetna, Inc..................................................  8,400  $  672,000
AFLAC, Inc..................................................  7,200     307,800
Allstate Corp...............................................  4,000     231,500
AMBAC, Inc..................................................  3,900     258,862
American Bankers Insurance Group, Inc.......................  8,400     429,450
BankAmerica Corp............................................  2,600     259,350
Bankers Trust New York Corp.................................  2,300     198,375
Bear Stearns Cos., Inc...................................... 10,465     291,712
Chase Manhattan Corp........................................  3,600     321,300
CIGNA Corp..................................................  2,500     341,562
CMAC Investment Corp........................................  7,600     279,300
Conseco, Inc................................................  2,500     159,375
Everest Reinsurance Holdings................................  6,400     184,000
First USA, Inc..............................................  4,100     141,963
Great Western Financial Corp................................  5,200     150,800
J.P. Morgan & Co., Inc......................................  3,200     312,400
MBIA, Inc...................................................  4,400     445,500
PNC Financial Corp..........................................  5,800     218,225
Travelers Group, Inc........................................  4,133     187,535
                                                                     ----------
                                                                      5,391,009
                                                                     ----------
HEALTHCARE 2.7%
American Home Products Corp.................................  7,800     457,275
Lincare Holdings, Inc. (b)..................................  4,500     184,500
Mallinckrodt, Inc........................................... 13,600     600,100
Schering Plough Corp........................................  1,700     110,075
SmithKline Beecham PLC - ADR (United Kingdom)...............  1,900     129,200
Warner Lambert Co...........................................  2,400     180,000
Wellpoint Health Networks, Inc., Class A (b)................    700      24,063
                                                                     ----------
                                                                      1,685,213
                                                                     ----------
PRODUCER MANUFACTURING 4.8%
Bouygues Offshore SA - ADR (France) (b)..................... 14,800     190,550
Browning Ferris Industries, Inc............................. 12,800     336,000
Caterpillar, Inc............................................  2,700     203,175
Dover Corp..................................................  2,600     130,650
Ingersoll Rand Co...........................................  6,000     267,000
Johnson Controls, Inc.......................................  1,000      82,875
LucasVarity PLC - ADR (United Kingdom) (b)..................  4,300     163,400
Rockwell International Corp.................................  1,900     115,662
Stewart & Stevenson Services, Inc...........................  4,600     133,975
TRW, Inc....................................................  2,400     118,800
WMX Technologies, Inc....................................... 41,200   1,344,150
                                                                     ----------
                                                                      3,086,237
                                                                     ----------
RAW MATERIALS/PROCESSING INDUSTRIES 3.6%
Bethlehem Steel Corp. (b)................................... 44,900     404,100
Boise Cascade Corp.......................................... 22,600     717,550
Dow Chemical Co.............................................  3,700     289,987
LTV Corp.................................................... 14,500     172,187
Lyondell Petrochemical Co...................................  6,900     151,800
Mead Corp...................................................  2,100     122,063
Stone Container Corp........................................  6,600      98,175
Weyerhaeuser Co.............................................  3,600     170,550
Willamette Industries, Inc..................................  2,100     146,213
                                                                     ----------
                                                                      2,272,625
                                                                     ----------

                                       27
                                               See Notes to Financial Statements

 ASSET ALLOCATION FUND                    PORTFOLIO OF INVESTMENTS (CONTINUED)


                               December 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
TECHNOLOGY 2.5%
Avnet, Inc..................................................  4,500 $   262,125
BMC Software, Inc. (b)......................................  4,200     173,775
Computer Associates International, Inc......................  2,800     139,300
Ericsson L M Telephone Co. - ADR (Sweden), Class B..........  4,500     135,844
Gateway 2000, Inc. (b)......................................  1,900     101,769
Hewlett Packard Co..........................................  2,600     130,650
International Business Machines Corp........................  1,300     196,300
Nokia Corp. - ADR (Finland).................................  2,900     167,112
Pitney Bowes, Inc...........................................  1,500      81,750
SunGard Data Systems, Inc. (b)..............................  4,800     189,600
                                                                    -----------
                                                                      1,578,225
                                                                    -----------
TRANSPORTATION 0.4%
Canadian National Railway Co................................  7,100     269,800
                                                                    -----------
UTILITIES 10.0%
Ameritech Corp. ............................................  3,000     181,875
AT & T Corp. ............................................... 17,000     739,500
Baltimore Gas & Electric Co. ...............................  3,700      98,975
Bell Atlantic Corp. ........................................  3,400     220,150
Bellsouth Corp. ............................................  2,700     109,013
Boston Edison Co. ..........................................  4,000     107,500
Carolina Power & Light Co. .................................  3,100     113,150
Central & South West Corp. .................................  3,300      84,563
Cincinnati Bell, Inc. ......................................  3,250     200,281
CMS Energy Corp. ...........................................  3,200     107,600
DTE Energy Co. .............................................  9,000     291,375
Entergy Corp. ..............................................  4,800     133,200
FPL Group, Inc. ............................................  2,600     119,600
GPU, Inc. ..................................................  4,200     141,225
Houston Industries, Inc. ................................... 14,100     319,012
Idaho Power Co. ............................................  5,500     171,187
Illinova Corp. .............................................  7,700     211,750
MCI Communications Corp. ................................... 30,000     980,625
Nipsco Industries, Inc. ....................................  1,700      67,363
Oklahoma Gas & Electric Co. ................................  8,300     346,525
Pacificorp..................................................  4,900     100,450
Peco Energy Co. ............................................  6,800     171,700
Pinnacle West Capital Corp. ................................  4,400     139,700
Public Service Co. of New Mexico............................  6,800     133,450
SBC Communications, Inc. ...................................  5,500     284,625
Sierra Pacific Resources....................................  2,400      69,000
Southwestern Public Service Co. ............................  3,900     137,962
Sprint Corp. ...............................................  8,000     319,000
Texas Utilities Co. ........................................  6,800     277,100
                                                                    -----------
                                                                      6,377,456
                                                                    -----------
TOTAL COMMON STOCK.................................................  33,542,903
                                                                    -----------

                                       28
                                               See Notes to Financial Statements

 ASSET ALLOCATION FUND                    PORTFOLIO OF INVESTMENTS (CONTINUED)


                               December 31, 1996
-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        CORPORATE DEBT 19.8%
        CONSUMER DISTRIBUTION 1.5%
 $1,000 Sears Roebuck Acceptance Corp..........   6.750%  09/15/05  $   984,790
                                                                    -----------
        CONSUMER NON-DURABLES 1.6%
  1,000 Anheuser Busch Co., Inc................   7.000   09/01/05    1,001,090
                                                                    -----------
        CONSUMER SERVICES 1.5%
  1,000 Cox Communications, Inc................   6.875   06/15/05      984,210
                                                                    -----------
        ENERGY 3.4%
  1,000 Burlington Resources, Inc..............   9.125   10/01/21    1,174,800
  1,000 Enron Corp.............................   6.875   10/15/07      989,450
                                                                    -----------
                                                                      2,164,250
                                                                    -----------
        FINANCE 1.7%
  1,000 American General Corp..................   9.625   02/01/18    1,065,900
                                                                    -----------
        HEALTHCARE 1.6%
  1,000 Aetna, Inc.............................   7.125   08/15/06    1,007,550
                                                                    -----------
        PRODUCER MANUFACTURING 1.8%
  1,000 Caterpillar, Inc.......................   9.000   04/15/06    1,144,900
                                                                    -----------
        TECHNOLOGY 3.4%
  1,000 Boeing, Inc............................   8.100   11/15/06    1,089,800
  1,000 Phillips Electronics NV................   8.375   09/15/06    1,087,900
                                                                    -----------
                                                                      2,177,700
                                                                    -----------
        UTILITIES 3.3%
  1,000 Baltimore Gas & Electric Co............   7.500   01/15/07    1,042,000
  1,000 Texas Utilities Electric Co............   8.250   04/01/04    1,073,750
                                                                    -----------
                                                                      2,115,750
                                                                    -----------
        TOTAL CORPORATE DEBT....................................     12,646,140
                                                                    -----------
        U.S. GOVERNMENT OBLIGATIONS 15.9%
  3,000 U.S. Treasury Bond.....................   7.250   05/15/16    3,172,020
  4,200 U.S. Treasury Bond.....................   7.125   02/15/23    4,385,724
  2,500 U.S. Treasury Note.....................   7.250   08/15/04    2,633,975
                                                                    -----------
        TOTAL U.S. GOVERNMENT OBLIGATIONS.......................     10,191,719
                                                                    -----------
        GOVERNMENT AND AGENCY FIXED-INCOME
        OBLIGATIONS 1.6%
  1,000 Province of Nova Scotia (Canada).......   7.250   07/27/13    1,010,500
                                                                    -----------
  TOTAL LONG-TERM INVESTMENTS 89.8%
   (Cost $52,474,795) (a).......................................     57,391,262
  REPURCHASE AGREEMENT 8.8%
    BA Securities ($5,650,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated
    12/31/96, to be sold on 01/02/97 at $5,652,175).............      5,650,000
  OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%....................        907,803
                                                                    -----------
  NET ASSETS 100.0%.............................................    $63,949,065
                                                                    -----------

(a) At December 31, 1996, for federal income tax purposes cost is $52,576,003, the aggregate gross unrealized appreciation is $5,557,365 and the aggregate gross unrealized depreciation is $742,106, resulting in net unrealized appreciation of $4,815,259.
(b) Non-income producing security as this stock currently does not declare dividends.

                                      29
                                              See Notes to Financial Statements

 ASSET ALLOCATION FUND                     STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $52,474,795) (Note 1).  $57,391,262
Repurchase Agreement (Note 1)......................................    5,650,000
Cash...............................................................        5,090
Receivables:
 Securities Sold...................................................      822,495
 Interest..........................................................      502,024
 Dividends.........................................................       86,961
Other..............................................................       15,551
                                                                     -----------
 Total Assets......................................................   64,473,383
                                                                     -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased...........................................      228,869
 Securities Purchased..............................................      205,612
 Investment Advisory Fee (Note 2)..................................       20,115
 Distributor and Affiliates (Note 2)...............................        2,562
Deferred Compensation and Retirement Plans (Note 2)................       39,272
Accrued Expenses...................................................       27,888
                                                                     -----------
 Total Liabilities.................................................      524,318
                                                                     -----------
NET ASSETS.........................................................  $63,949,065
                                                                     -----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $57,866,139
Accumulated Net Realized Gain on Securities........................    1,119,228
Net Unrealized Appreciation on Securities..........................    4,916,467
Accumulated Undistributed Net Investment Income....................       47,231
                                                                     -----------
NET ASSETS.........................................................  $63,949,065
                                                                     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $63,949,065 and 5,633,242 shares of
 beneficial interest issued and outstanding).......................  $     11.35
                                                                     -----------

                                       30
                                               See Notes to Financial Statements

 ASSET ALLOCATION FUND                                 STATEMENT OF OPERATIONS


                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $ 1,889,646
Dividends..........................................................      879,270
                                                                     -----------
 Total Income......................................................    2,768,916
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................      316,002
Accounting (Note 2)................................................       51,837
Trustees Fees and Expenses (Note 2)................................       30,314
Custody............................................................       22,628
Audit..............................................................       19,433
Shareholder Services (Note 2)......................................       15,323
Legal (Note 2).....................................................        9,796
Other .............................................................       45,742
                                                                     -----------
 Total Expenses....................................................      511,075
 Less Fees Waived and Expenses Reimbursed ($113,873 and $18,000,
 respectively) (Note 2)............................................      131,873
                                                                     -----------
 Net Expenses......................................................      379,202
                                                                     -----------
NET INVESTMENT INCOME..............................................  $ 2,389,714
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 6,901,393
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    6,032,972
 End of the Period:
 Investments.......................................................    4,916,467
                                                                     -----------
Net Unrealized Depreciation on Securities During the Period........   (1,116,505)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $ 5,784,888
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $ 8,174,602
                                                                     -----------

                                            STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $  2,389,714       $  2,324,931
Net Realized Gain on Securities..........          6,901,393          6,122,759
Net Unrealized Appreciation/Depreciation
 on Securities During the Period.........         (1,116,505)         7,920,361
                                                ------------       ------------
Change in Net Assets from Operations.....          8,174,602         16,368,051
                                                ------------       ------------
Distributions from Net Investment Income.         (2,362,025)        (2,326,257)
Distributions from Net Realized Gain on
 Securities (Note 1).....................         (6,874,314)        (4,841,441)
                                                ------------       ------------
Total Distributions......................         (9,236,339)        (7,167,698)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................         (1,061,737)         9,200,353
                                                ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          4,725,803          1,931,514
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          9,236,339          7,167,697
Cost of Shares Repurchased...............        (11,932,457)       (11,954,380)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................          2,029,685         (2,855,169)
                                                ------------       ------------
TOTAL INCREASE IN NET ASSETS.............            967,948          6,345,184
NET ASSETS:
Beginning of the Period..................         62,981,117         56,635,933
                                                ------------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $47,231 and $19,542, respectively)......       $ 63,949,065       $ 62,981,117
                                                ------------       ------------

                                       31
                                               See Notes to Financial Statements

 ASSET ALLOCATION FUND                                    FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                 Year Ended December 31,
                                           ------------------------------------
                                              1996   1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $11.64  $9.99 $11.80  $11.92 $12.08
                                           ------- ------ ------  ------ ------
 Net Investment Income....................    .482    .48    .45     .29    .37
 Net Realized and Unrealized
  Gain/Loss on Securities.................   1.083 2.6425   (.89)  .6025   .493
                                           ------- ------ ------  ------ ------
Total from Investment Operations..........   1.565 3.1225   (.44)  .8925   .863
                                           ------- ------ ------  ------ ------
Less:
 Distributions from Net Investment Income.    .478  .4775    .45   .2925  .3689
 Distributions from Net Realized
  Gain on Securities......................   1.375   .995    .90     .63  .6541
 Distributions in Excess of Net Realized
  Gain on Securities......................     -0-    -0-    .02     .09    -0-
                                           ------- ------ ------  ------ ------
Total Distributions.......................   1.853 1.4725   1.37  1.0125  1.023
                                           ------- ------ ------  ------ ------
Net Asset Value, End of the Period........ $11.352 $11.64  $9.99  $11.80 $11.92
                                           ------- ------ ------  ------ ------
Total Return*.............................  13.87% 31.36% (3.66%)  7.71%  7.28%
Net Assets at End of the Period (In
millions).................................   $63.9  $63.0  $56.6   $64.9  $59.6
Ratio of Expenses to Average Net Assets*..    .60%   .60%   .60%    .60%   .60%
Ratio of Net Investment Income to Average
Net Assets*...............................   3.78%  3.85%  3.70%   2.34%  3.05%
Portfolio Turnover........................    118%   124%   163%    150%   126%
Average Commission Paid Per Equity Share
Traded (a)................................  $.0561    --     --      --     --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...    .81%   .74%   .72%    .74%   .77%
Ratio of Net Investment Income to Average
Net Assets................................   3.57%  3.71%  3.58%   2.20%  2.88%

(a) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                      32
                                              See Notes to Financial Statements

 DOMESTIC INCOME FUND                                 PORTFOLIO OF INVESTMENTS


                               December 31, 1996
--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon  Maturity Market Value
--------------------------------------------------------------------------------
        CORPORATE DEBT OBLIGATIONS 81.9%
        CONSUMER DISTRIBUTION 15.8%
 $ 500  Borden, Inc............................     7.875% 02/15/23  $   447,800
   500  CompUSA, Inc...........................     9.500  06/15/00      513,750
   300  ConAgra, Inc...........................     9.750  03/01/21      374,730
   500  Nabisco, Inc...........................     7.550  06/15/15      497,500
   500  Orchard Supply.........................     9.375  02/15/02      531,875
   500  Petro PSC Properties...................    12.500  06/01/02      508,750
   250  Specialty Retailers, Inc...............    11.000  08/15/03      261,875
                                                                     -----------
                                                                       3,136,280
                                                                     -----------
        CONSUMER NON-DURABLES 2.7%
   500  Dimon, Inc.............................     8.875  06/01/06      524,750
                                                                     -----------
        CONSUMER SERVICES 15.3%
   500  Circus Circus Enterprises, Inc.........     6.450  02/01/06      481,300
   500  Cox Communications, Inc................     7.250  11/15/15      488,400
   500  News America Holdings, Inc.............    10.125  10/15/12      578,290
   500  TCI Communications, Inc................     8.750  08/01/15      497,700
   500  Valassis Communications, Inc...........     9.550  12/01/03      523,500
   500  Viacom, Inc............................     7.625  01/15/16      463,500
                                                                     -----------
                                                                       3,032,690
                                                                     -----------
        ENERGY 12.5%
   455  Coastal Corp...........................    10.250  10/15/04      539,995
   500  HS Resources, Inc......................     9.875  12/01/03      522,500
   300  Noram Energy Corp......................    10.000  11/15/19      337,875
   500  Occidental Petroleum Corp..............    10.125  11/15/01      570,850
   500  PDV America, Inc.......................     7.875  08/01/03      497,550
                                                                     -----------
                                                                       2,468,770
                                                                     -----------
        FINANCE 4.9%
   376  First PV Funding Corp., Ser 1986A......    10.300  01/15/14      399,970
   540  Phoenix RE Corp........................     9.750  08/15/03      580,500
                                                                     -----------
                                                                         980,470
                                                                     -----------
        HEALTHCARE 8.0%
   500  Allegiance Corp........................     7.800  10/15/16      511,600
   500  Manor Care, Inc........................     7.500  06/15/06      513,900
   500  Quorum Health Group....................    11.875  12/15/02      550,000
                                                                     -----------
                                                                       1,575,500
                                                                     -----------
        PRODUCER MANUFACTURING 3.9%
   500  Tarkett International GMBH (Germany)
        (Yankee Bond)..........................     9.000  03/01/02      513,750
   250  U.S. Can Corp., 144A Private Placement
        (c)....................................    10.125  10/15/06      263,125
                                                                     -----------
                                                                         776,875
                                                                     -----------
        RAW MATERIALS/PROCESSING INDUSTRIES 2.9%
   500  Georgia-Pacific Corp...................     9.950  06/15/02      571,600
                                                                     -----------
        TRANSPORTATION 9.6%
   500  Delta Airlines, Inc....................     9.750  05/15/21      605,500
   500  International Shipholding Corp.........     9.000  07/01/03      505,000
   500  Southwest Airlines Co..................     9.400  07/01/01      553,415
   200  United Airlines, Inc...................    10.020  03/22/14      241,200
                                                                     -----------
                                                                       1,905,115
                                                                     -----------

                                       33
                                               See Notes to Financial Statements

 DOMESTIC INCOME FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)


                               December 31, 1996
--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        UTILITIES 6.3%
 $ 500  360 Communications Co..................    7.500% 03/01/06  $   497,300
   350  Monongahela Power Co...................    8.375  07/01/22      374,150
   350  Public Service Co. of Colorado.........    8.750  03/01/22      378,175
                                                                    -----------
                                                                      1,249,625
                                                                    -----------
        TOTAL CORPORATE DEBT OBLIGATIONS.......                      16,221,675
                                                                    -----------
        GOVERNMENT OBLIGATIONS 9.9%
   839  Federal National Mortgage Association,
        Pool...................................   10.000  04/01/21      918,967
   500  Republic of South Africa (South
        Africa)................................    8.375  10/17/06      504,050
   500  United Mexican States (Mexico).........   11.375  09/15/16      526,250
                                                                    -----------
        TOTAL GOVERNMENT OBLIGATIONS...........                       1,949,267
                                                                    -----------

        COMMON AND PREFERRED STOCK 3.8%
        FF Holdings Co., 2,500 common shares (b)................             25
        Supermarkets General Holdings Corp., 6,889 preferred
        shares, dividends of $3.52 per share (d)................        175,669
        Time Warner, Inc., 537 Series M preferred shares,
        dividend rate of $10.251 (c)............................        583,108
                                                                    -----------
        TOTAL COMMON AND PREFERRED STOCK........................        758,802
                                                                    -----------
 TOTAL LONG-TERM INVESTMENTS 95.6%
  (Cost $18,265,945) (a)........................................     18,929,744
 REPURCHASE AGREEMENT 3.0%
  BA Securities ($585,000 par collateralized by U.S. Government obligations in a pooled cash
  account, dated 12/31/96, to be sold on 01/02/97 at $585,225)..        585,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%.....................        282,553
                                                                    -----------
 NET ASSETS 100.0%..............................................    $19,797,297
                                                                    -----------

(a) At December 31, 1996, for federal income tax purposes cost is $18,268,915, the aggregate gross unrealized appreciation is $786,395 and the aggregate gross unrealized depreciation is $125,565 resulting in net unrealized appreciation of $660,830.

(b) Non-income producing security as this stock currently does not declare dividends.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Payment-in-kind security.

                                       34
                                               See Notes to Financial Statements

 DOMESTIC INCOME FUND                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $18,265,945) (Note
1)................................................................  $18,929,744
Repurchase Agreement (Note 1).....................................      585,000
Cash..............................................................        1,401
Interest Receivable...............................................      371,587
Other.............................................................        1,132
                                                                    -----------
 Total Assets.....................................................   19,888,864
                                                                    -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased..........................................       34,998
 Distributor and Affiliates (Note 2)..............................        2,510
Deferred Compensation and Retirement Plans (Note 2)...............       44,659
Accrued Expenses..................................................        9,400
                                                                    -----------
 Total Liabilities................................................       91,567
                                                                    -----------
NET ASSETS........................................................  $19,797,297
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $20,772,963
Net Unrealized Appreciation on Securities.........................      663,799
Accumulated Undistributed Net Investment Income...................       34,326
Accumulated Net Realized Loss on Securities.......................   (1,673,791)
                                                                    -----------
NET ASSETS........................................................  $19,797,297
                                                                    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $19,797,297 and 2,472,121 shares of
 beneficial interest issued and outstanding)......................  $      8.01
                                                                    -----------

                                       35
                                               See Notes to Financial Statements

 DOMESTIC INCOME FUND                                  STATEMENT OF OPERATIONS


                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest............................................................  $1,836,107
Dividends...........................................................      38,241
Other...............................................................      15,000
                                                                      ----------
 Total Income.......................................................   1,889,348
                                                                      ----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................     110,243
Accounting (Note 2).................................................      44,328
Trustees Fees and Expenses (Note 2).................................      38,560
Audit...............................................................      20,174
Shareholder Services (Note 2).......................................      15,317
Printing............................................................      13,977
Custody.............................................................      12,116
Legal (Note 2)......................................................       7,282
Other ..............................................................      21,397
                                                                      ----------
 Total Expenses.....................................................     283,394
 Less Fee Waived and Expenses Reimbursed ($110,243 and $40,859,
 respectively) (Note 2).............................................     151,102
                                                                      ----------
 Net Expenses.......................................................     132,292
                                                                      ----------
NET INVESTMENT INCOME...............................................  $1,757,056
                                                                      ----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments........................................................  $  372,946

 Forward Commitments................................................     (22,031)
                                                                      ----------
Net Realized Gain on Securities.....................................     350,915
                                                                      ----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................   1,508,520
 End of the Period:
 Investments........................................................     663,799
                                                                      ----------
Net Unrealized Depreciation on Securities During the Period.........    (844,721)
                                                                      ----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES......................  $ (493,806)
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $1,263,250
                                                                      ----------

                                            STATEMENT OF CHANGES IN NET ASSETS


                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................        $ 1,757,056        $ 2,110,912
Net Realized Gain on Securities..........            350,915            222,049
Net Unrealized Appreciation/Depreciation
 on Securities During the Period.........           (844,721)         2,671,771
                                                 -----------        -----------
Change in Net Assets from Operations.....          1,263,250          5,004,732
Distributions from Net Investment Income.         (1,735,294)        (2,098,216)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................           (472,044)         2,906,516
                                                 -----------        -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          6,174,993          7,719,168
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          1,735,294          2,098,217
Cost of Shares Repurchased...............        (14,203,241)        (7,435,575)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         (6,292,954)         2,381,810
                                                 -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....         (6,764,998)         5,288,326
NET ASSETS:
Beginning of the Period..................         26,562,295         21,273,969
                                                 -----------        -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $34,326 and $16,531, respectively)......        $19,797,297        $26,562,295
                                                 -----------        -----------

                                       36
                                               See Notes to Financial Statements

 DOMESTIC INCOME FUND                                     FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                               Year Ended December 31,
                                        ---------------------------------------
                                          1996    1995     1994    1993    1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.................................  $8.21   $7.35    $8.58   $8.00   $7.74
                                        ------  ------ --------  ------ -------
 Net Investment Income.................   .755     .71      .85     .72     .69
 Net Realized and Unrealized
  Gain/Loss on Securities..............  (.212)  .8525  (1.2275)  .5825   .2725
                                        ------  ------ --------  ------ -------
Total from Investment Operations.......   .543  1.5625   (.3775) 1.3025   .9625
Less Distributions from Net Investment
Income.................................   .745   .7025    .8525   .7225   .7025
                                        ------  ------ --------  ------ -------
Net Asset Value, End of the Period..... $8.008   $8.21    $7.35   $8.58   $8.00
                                        ------  ------ --------  ------ -------
Total Return*..........................  6.68%  21.37%   (4.33%) 16.32%  12.50%
Net Assets at End of the Period (In
millions)..............................  $19.8   $26.6    $21.3   $27.4   $21.1
Ratio of Expenses to Average Net
Assets*................................   .60%    .60%     .60%    .60%    .60%
Ratio of Net Investment Income to
Average Net Assets*....................  7.97%   8.11%    8.35%   7.80%   8.89%
Portfolio Turnover.....................    77%     54%      94%    130%    117%
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
Assets.................................  1.29%    .93%     .95%    .95%    .95%
Ratio of Net Investment Income to
Average Net Assets.....................  7.28%   7.78%    8.00%   7.40%   8.54%

                                       37
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                                 PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
COMMON STOCK 94.0%
CONSUMER DISTRIBUTION 8.8%
Bed Bath & Beyond, Inc. (b)................................ 1,050    $   25,462
CDW Computer Centers, Inc. (b).............................   400        23,725
Central Garden & Pet Co. (b)...............................   300         6,319
CompUSA, Inc. (b).......................................... 1,100        22,688
Consolidated Stores Corp. (b)..............................   812        26,085
Danka Business Systems--ADR (United Kingdom)...............   325        11,497
Dollar General Corp........................................   350        11,200
Eagle Hardware & Garden, Inc. (b)..........................   600        12,450
Finish Line, Inc., Class A (b).............................   600        12,675
Hughes Supply, Inc.........................................   200         8,625
Inacom Corp. (b)...........................................   375        15,000
Ingram Micro, Inc., Class A (b)............................   500        11,500
Interstate Bakeries Corp...................................   500        24,562
Just for Feet, Inc. (b)....................................   450        11,813
Kroger Co. (b).............................................   450        20,925
Miller (Herman) Inc........................................   100         5,663
Richfood Holdings, Inc.....................................   525        12,731
Ross Stores, Inc...........................................   550        27,500
Safeway, Inc. (b)..........................................   950        40,612
Saks Holdings, Inc.........................................   400        10,800
Sports Authority, Inc. (b).................................   300         6,525
Staples, Inc. (b)..........................................   700        12,644
Tiffany & Co...............................................   550        20,144
TJX Cos., Inc..............................................   450        21,319
U.S. Office Products Co. (b)...............................   250         8,531
Vons Cos., Inc. (b)........................................   750        44,906
                                                                     ----------
                                                                        455,901
                                                                     ----------
CONSUMER DURABLES 0.4%
Blyth Industries, Inc. (b).................................   200         9,125
Ethan Allen Interiors, Inc.................................   300        11,550
                                                                     ----------
                                                                         20,675
                                                                     ----------
CONSUMER NON-DURABLES 5.3%
Borders Group, Inc. (b)....................................   350        12,556
Coca-Cola Enterprises, Inc.................................   500        24,250
Gadzooks, Inc. (b).........................................   350         6,388
Gucci Group NV (b).........................................   275        17,566
Liz Claiborne, Inc.........................................   450        17,381
Nautica Enterprises, Inc. (b).............................. 1,050        26,512
Nike, Inc., Class B........................................ 1,275        76,181
St. John Knits, Inc........................................   550        23,925
Tommy Hilfiger Corp. (b)...................................   750        36,000
USA Detergents, Inc. (b)...................................   400        16,650
Wolverine World Wide, Inc..................................   625        18,125
                                                                     ----------
                                                                        275,534
                                                                     ----------
CONSUMER SERVICES 10.9%
AccuStaff, Inc. (b)........................................   706        14,914
Amresco, Inc. (b)..........................................   800        21,400
APAC Teleservices, Inc. (b)................................   700        26,862
Apollo Group, Inc., Class A (b)............................   500        16,719
Boston Chicken, Inc. (b)...................................   250         8,969
Caribiner International, Inc. (b)..........................   150         7,538
CKE Restaurants, Inc.......................................   100         3,600

                                       38
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Consolidated Graphics, Inc. (b)............................   250    $   14,000
COREstaff, Inc. (b)........................................   450        10,659
Corrections Corp. of America (b)...........................   900        27,562
Doubletree Corp. (b).......................................   900        40,500
Evergreen Media, Class A (b)...............................   675        16,875
Gartner Group, Inc., Class A (b)...........................   650        25,309
HA-LO Industries, Inc. (b).................................   437        12,017
HFS, Inc. (b).............................................. 1,000        59,750
Imperial Credit Industries, Inc. (b)....................... 1,800        37,800
Infinity Broadcasting Corp. (b)............................   300        10,088
International Game Technology..............................   500         9,125
Interpublic Group of Cos., Inc.............................   350        16,625
Landry's Seafood Restaurant, Inc. (b)......................   200         4,275
Meredith Corp..............................................   600        31,650
MGM Grand, Inc. (b)........................................   200         6,975
National Data Corp.........................................   450        19,575
Omnicom Group..............................................   400        18,300
Penske Motorsports, Inc. (b)...............................   200         5,050
Prime Hospitality Corp. (b)................................   300         4,838
Promus Hotel Corp. (b).....................................   450        13,331
Rainforest Cafe, Inc. (b)..................................   350         8,225
Regal Cinemas, Inc. (b)....................................   900        27,675
Reynolds & Reynolds Co., Class A...........................   725        18,850
Robert Half International, Inc. (b)........................   300        10,313
Sitel Corp. (b)............................................ 1,000        14,125
Whittman-Hart, Inc.........................................   100         2,563
                                                                     ----------
                                                                        566,057
                                                                     ----------
ENERGY 10.3%
Baker Hughes, Inc..........................................   300        10,350
Barrett Resources Corp. (b)................................   300        12,788
Benton Oil & Gas Co. (b)...................................   400         9,050
BJ Services Co. (b)........................................   300        15,300
Chesapeake Energy Corp. (b)................................   850        47,281
Cliffs Drilling Co. (b)....................................   250        15,813
Comstock Resources, Inc. (b)...............................   700         9,100
Cooper Cameron Corp. (b)...................................   500        38,250
Diamond Offshore Drilling, Inc. (b)........................   600        34,200
ENSCO International, Inc. (b)..............................   375        18,188
Falcon Drilling (b)........................................   300        11,775
Flores & Rucks, Inc. (b)...................................   400        21,300
Forcenergy Gas Exploration, Inc. (b).......................   550        19,938
Global Marine, Inc. (b).................................... 1,100        22,687
Marine Drilling Cos., Inc. (b).............................   750        14,766
Noble Drilling Corp. (b)...................................   650        12,919
Nuevo Energy Co. (b).......................................   200        10,400
Pogo Producing Co..........................................   650        30,712
Reading & Bates Corp. (b).................................. 1,000        26,500
Rowan Cos., Inc. (b)....................................... 1,350        30,544
Smith International, Inc. (b)..............................   750        33,656
Tidewater, Inc.............................................   550        24,887
Transocean Offshore, Inc...................................   650        40,706
United Meridian Corp. (b)..................................   450        23,287
                                                                     ----------
                                                                        534,397
                                                                     ----------

                                       39
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
FINANCE 10.7%
Aames Financial Corp.......................................   450    $   16,144
American Bankers Insurance Group, Inc......................   250        12,781
Astoria Financial Corp.....................................   200         7,375
Bank of Boston Corp........................................   500        32,125
CMAC Investment Corp.......................................   800        29,400
Conseco, Inc...............................................   700        44,625
ContiFinancial Corp. (b)...................................   200         7,225
CRA Managed Care, Inc. (b).................................   100         4,500
Cullen Frost Bankers, Inc..................................   300         9,975
Finova Group, Inc..........................................   600        38,550
First Bank System, Inc.....................................   250        17,063
Green Tree Financial Corp..................................   700        27,037
GreenPoint Financial Corp..................................   275        12,994
Household International, Inc...............................   400        36,900
Money Store, Inc...........................................   600        16,575
North Fork Bancorp, Inc....................................   250         8,906
Old Republic International Corp............................   400        10,700
Penncorp Financial Group, Inc..............................   600        21,600
Peoples Heritage Financial Group...........................   350         9,800
RAC Financial Group, Inc. (b)..............................   400         8,450
Star Banc Corp.............................................   175        16,078
Student Loan Marketing Assn................................   350        32,594
SunAmerica, Inc............................................ 1,200        53,250
TCF Financial Corp. (b)....................................   600        26,100
TIG Holdings Inc...........................................   250         8,469
Washington Mutual, Inc..................................... 1,000        43,312
                                                                     ----------
                                                                        552,528
                                                                     ----------
HEALTHCARE 7.5%
Curative Health Services, Inc. (b).........................   300         8,306
Dura Pharmaceuticals, Inc. (b)............................. 1,400        66,850
ESC Medical Systems, Ltd. (b)..............................   200         5,100
HBO & Co...................................................   550        32,656
Health Management Association, Inc., Class A (b)........... 1,000        22,500
Healthsouth Corp. (b)...................................... 1,050        40,556
Henry Schein, Inc. (b).....................................   200         6,875
Jones Medical Industries, Inc..............................   500        18,313
Medicis Pharmaceutical Corp., Class A (b)..................   400        17,600
Mentor Corp................................................   600        17,700
MiniMed Inc. (b)...........................................   400        12,900
Omnicare, Inc.............................................. 1,650        53,006
Parexel International Corp. (b)............................   200        10,325
Quintiles Transnational Corp. (b)..........................   350        23,187
Renal Treatment Centers, Inc. (b)..........................   750        19,125
Rexall Sundown, Inc. (b)...................................   350         9,516
Total Renal Care Holdings, Inc. (b)........................   350        12,688
Universal Health Services, Inc., Class B (b)...............   350        10,019
                                                                     ----------
                                                                        387,222
                                                                     ----------
PRODUCER MANUFACTURING 4.2%
American Power Conversion Corp. (b)........................   400        10,900
Camco International, Inc...................................   300        13,838
Danaher Corp...............................................   425        19,816
ITT Hartford Group, Inc....................................   200        13,500
Mastec, Inc. (b)...........................................   300        15,900

                                       40
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
Mueller Industries, Inc. (b)...............................   250    $    9,625
Precision Castparts Corp...................................   350        17,369
Shaw Group, Inc. (b).......................................   200         4,675
U.S. Filter Corp. (b)...................................... 1,050        33,337
United Waste Systems, Inc. (b)............................. 1,000        34,375
USA Waste Services, Inc. (b)............................... 1,285        40,959
                                                                     ----------
                                                                        214,294
                                                                     ----------
RAW MATERIALS/PROCESSING INDUSTRIES 2.2%
Cytec Industries, Inc. (b).................................   200         8,125
Goodrich (B.F.) Co.........................................   600        24,300
Praxair, Inc...............................................   550        25,369
Raychem Corp...............................................   400        32,050
Sealed Air Corp. (b).......................................   250        10,406
Titanium Metals Corp. (b)..................................   400        13,150
                                                                     ----------
                                                                        113,400
                                                                     ----------
TECHNOLOGY 31.4%
Acxiom Corp. (b)........................................... 1,000        24,000
ADC Telecommunications, Inc. (b)........................... 1,100        34,237
Andrew Corp. (b)...........................................   500        26,531
Applied Magnetics Corp. (b)................................   200         5,975
Ascend Communications, Inc................................. 1,400        86,975
Aspect Telecommunications Corp. (b)........................   600        38,100
Aspen Technology, Inc. (b).................................   300        24,075
BMC Industries, Inc........................................   350        11,025
BMC Software, Inc. (b)..................................... 1,350        55,856
Cadence Design Systems, Inc. (b)........................... 1,100        43,725
Cambridge Technology Partners (b)..........................   700        23,494
Cascade Communications Corp. (b)...........................   850        46,856
CBT Group PLC--ADR (Ireland) (b)...........................   100         5,425
Ciber, Inc. (b)............................................   400        12,000
Cisco Systems, Inc. (b).................................... 1,200        76,350
Citrix Systems, Inc. (b)...................................   500        19,531
Clarify, Inc. (b)..........................................   400        19,200
Cognos, Inc. (b)...........................................   400        11,250
Compuware Corp. (b)........................................   700        35,087
Comverse Technology, Inc. (b)..............................   450        17,016
Concord EFS, Inc. (b)......................................   475        13,419
Dell Computer Corp. (b).................................... 1,600        85,000
DSP Communications, Inc. (b)...............................   300         5,813
Dynatech Corp. (b).........................................   650        28,763
Encad, Inc. (b)............................................   300        12,375
Engineering Animation, Inc. (b)............................   100         2,425
Intel Corp.................................................   325        42,555
Legato Systems Inc. (b)....................................   450        14,681
Lucent Technologies, Inc...................................   400        18,500
McAfee Associates, Inc. (b)................................ 2,187        96,228
National TechTeam, Inc. (b)................................   250         5,000
Network General Corp. (b)..................................   300         9,075
Oracle Systems Corp. (b)...................................   550        22,963
PairGain Technologies, Inc. (b)............................ 2,900        88,269
Parametric Technology Corp. (b)............................   900        46,237
Paychex, Inc...............................................   600        30,862

                                       41
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Peoplesoft, Inc. (b)....................................... 1,950    $   93,478
Rational Software Corp. (b)................................   350        13,847
Remedy Corp. (b)...........................................   200        10,750
Sanmina Corp. (b)..........................................   250        14,125
Saville Systems PLC--ADR (Ireland) (b).....................   300        12,188
SCI Systems, Inc. (b)......................................   500        22,313
Security Dynamics Technology (b)...........................   700        22,050
Sun Microsystems, Inc. (b).................................   900        23,119
SunGard Data Systems, Inc. (b).............................   700        27,650
Technology Solutions Co. (b)...............................   400        16,600
Tellabs, Inc. (b).......................................... 1,300        48,912
3Com Corp. (b).............................................   500        36,687
Ultrak, Inc. (b)...........................................   150         4,575
Uniphase Corp. (b).........................................   250        13,125
Vanstar Corp. (b)..........................................   800        19,600
Vantive Corp. (b)..........................................   400        12,500
Viasoft, Inc. (b).......................................... 1,000        47,250
Visio Corp. (b)............................................   100         4,950
Vitesse Semiconductor Corp. (b)............................   550        25,025
Wind River Systems, Inc. (b)...............................   400        18,950
                                                                     ----------
                                                                      1,626,567
                                                                     ----------
TRANSPORTATION 0.7%
Comair Holdings, Inc.......................................   450        10,800
Continental Airlines, Inc., Class B (b)....................   600        16,950
Trico Marine Services, Inc. (b)............................   200         9,600
                                                                     ----------
                                                                         37,350
                                                                     ----------
UTILITIES 1.6%
ACC Corp. (b)..............................................   400        12,100
AES Corp. (b)..............................................   350        16,275
Billing Information Concepts Corp. (b).....................   500        14,375
Cincinnati Bell, Inc.......................................   600        36,975
VideoServer, Inc. (b)......................................   100         4,250
                                                                     ----------
                                                                         83,975
                                                                     ----------
TOTAL LONG-TERM INVESTMENTS 94.0%
 (Cost $3,923,841) (a)............................................    4,867,900
REPURCHASE AGREEMENT 5.9%
 BA Securities ($305,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/96, to be sold
 on 01/02/97 at $305,117).........................................      305,000
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%........................        5,287
                                                                     ----------
NET ASSETS 100.0%.................................................   $5,178,187
                                                                     ----------

(a) At December 31, 1996, for federal income tax purposes cost is $3,933,227, the aggregate gross unrealized appreciation is $1,047,590 and the aggregate gross unrealized depreciation is $112,917, resulting in net unrealized ap-
preciation of $934,673.

(b) Non-income producing security as this stock currently does not declare div-idends.

                                       42
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $3,923,841) (Note 1)..  $4,867,900
Repurchase Agreement (Note 1)......................................     305,000
Cash...............................................................       4,586
Receivables:
 Securities Sold...................................................      44,738
 Fund Shares Sold..................................................       4,419
 Dividends.........................................................       1,142
Unamortized Organizational Expenses (Note 1).......................       4,779
                                                                     ----------
 Total Assets......................................................   5,232,564
                                                                     ----------
LIABILITIES:
Payables:
 Fund Shares Repurchased...........................................      28,363
 Distributor and Affiliates (Note 2)...............................       2,150
Accrued Expenses...................................................      18,937
Deferred Compensation and Retirement Plans (Note 2)................       4,927
                                                                     ----------
 Total Liabilities.................................................      54,377
                                                                     ----------
NET ASSETS.........................................................  $5,178,187
                                                                     ----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $4,650,241
Net Unrealized Appreciation on Securities..........................     944,059
Accumulated Net Investment Loss....................................      (4,926)
Accumulated Net Realized Loss on Securities........................    (411,187)
                                                                     ----------
NET ASSETS.........................................................  $5,178,187
                                                                     ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $5,178,187 and 379,065 shares of
 beneficial interest issued and outstanding).......................  $    13.66
                                                                     ----------

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                                  STATEMENT OF OPERATIONS


                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest............................................................  $  15,312
Dividends...........................................................     12,069
                                                                      ---------
 Total Income.......................................................     27,381
                                                                      ---------
EXPENSES:
Accounting (Note 2).................................................     41,089
Investment Advisory Fee (Note 2)....................................     28,284
Audit...............................................................     15,874
Shareholder Services (Note 2).......................................     15,534
Printing............................................................     13,817
Trustees Fees and Expenses (Note 2).................................      9,414
Legal (Note 2)......................................................      6,223
Amortization of Organizational Expenses (Note 1)....................      1,365
Other ..............................................................        732
                                                                      ---------
 Total Expenses.....................................................    132,332
 Less Fees Waived and Expenses Reimbursed ($28,284 and $69,703,
 respectively) (Note 2).............................................     97,987
                                                                      ---------
 Net Expenses.......................................................     34,345
                                                                      ---------
NET INVESTMENT LOSS.................................................  $  (6,964)
                                                                      ---------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Loss on Investments....................................  $(353,684)
                                                                      ---------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................    244,665
 End of the Period:
 Investments........................................................    944,059
                                                                      ---------
Net Unrealized Appreciation on Securities During the Period.........    699,394
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES......................  $ 345,710
                                                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $ 338,746
                                                                      ---------

                                            STATEMENT OF CHANGES IN NET ASSETS


 For the Year Ended December 31, 1996 and the Period July 3, 1995 (Commencement
                 of Investment Operations) to December 31, 1995

--------------------------------------------------------------------------------

                                                 Year Ended       Period Ended
                                          December 31, 1996  December 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss......................        $   (6,964)        $   (9,942)
Net Realized Loss on Securities..........          (353,684)           (57,503)
Net Unrealized Appreciation
 on Securities During the Period.........           699,394            244,665
                                                 ----------         ----------
Change in Net Assets from Operations.....           338,746            177,220
                                                 ----------         ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................         4,967,397          2,362,883
Cost of Shares Repurchased...............        (2,417,613)          (250,546)
                                                 ----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         2,549,784          2,112,337
                                                 ----------         ----------
TOTAL INCREASE IN NET ASSETS.............         2,888,530          2,289,557
NET ASSETS:
Beginning of the Period..................         2,289,657                100
                                                 ----------         ----------
End of the Period (Including accumulated
 net investment loss of
 $4,926 and $1,050, respectively)........        $5,178,187         $2,289,657
                                                 ----------         ----------

                                       44
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                                     FINANCIAL HIGHLIGHTS


 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                 July 3, 1995
                                                                (Commencement
                                                                of Investment
                                                    Year Ended    Operations)
                                                  December 31,    to December
                                                          1996       31, 1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........       $11.72         $10.00
                                                       -------         ------
 Net Investment Loss.............................        (.016)          (.08)
 Net Realized and Unrealized
  Gain on Securities.............................        1.956           1.80
                                                       -------         ------
Total from Investment Operations.................        1.940           1.72
                                                       -------         ------
Net Asset Value, End of the Period...............      $13.660         $11.72
                                                       -------         ------
Total Return*....................................       16.55%         17.20%**
Net Assets at End of the Period (In millions)....         $5.2           $2.3
Ratio of Expenses to Average Net Assets*.........         .85%          2.50%
Ratio of Net Investment Loss to Average Net
Assets*..........................................        (.17%)        (1.45%)
Portfolio Turnover...............................         102%            41%**
Average Commission Per Equity Share Traded (a)...      $ .0470            --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........        3.28%          5.40%
Ratio of Net Investment Loss to Average Net
Assets...........................................       (2.60%)        (4.35%)

**Non-Annualized
(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.
                                               See Notes to Financial Statements

 ENTERPRISE FUND                                      PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
COMMON STOCK 97.0%
CONSUMER DISTRIBUTION 9.1%
Bed Bath & Beyond, Inc. (b)................................. 10,000 $   242,500
CompUSA, Inc. (b)........................................... 20,000     412,500
Gap, Inc....................................................  9,800     295,225
General Nutrition Companies, Inc. (b)....................... 16,000     270,000
Kroger Co. (b).............................................. 16,500     767,250
Lear Corp. (b)..............................................  7,100     242,288
Lowe's Companies, Inc....................................... 10,000     355,000
Ross Stores, Inc............................................ 11,500     575,000
Safeway, Inc. (b)........................................... 36,300   1,551,825
Sears Roebuck & Co.......................................... 10,800     498,150
Tiffany & Co................................................ 13,000     476,125
TJX Companies, Inc.......................................... 14,300     677,462
U.S. Office Products Co. (b)................................ 14,600     498,225
Vons Companies, Inc. (b).................................... 14,500     868,187
                                                                    -----------
                                                                      7,729,737
                                                                    -----------
CONSUMER DURABLES 1.0%
Chrysler Corp............................................... 14,100     465,300
Harley Davidson, Inc........................................  8,700     408,900
                                                                    -----------
                                                                        874,200
                                                                    -----------
CONSUMER NON-DURABLES 8.8%
Fila Holdings SpA - ADR (Italy) (b).........................  7,600     441,750
Liz Claiborne, Inc.......................................... 12,800     494,400
Nautica Enterprises, Inc. (b)............................... 15,800     398,950
Nike, Inc., Class B.........................................  7,000     418,250
Philip Morris Companies, Inc................................ 37,900   4,268,487
Procter & Gamble Co.........................................  4,500     483,750
RJR Nabisco Holdings Corp................................... 19,000     646,000
Tommy Hilfiger Corp. (b)....................................  7,000     336,000
                                                                    -----------
                                                                      7,487,587
                                                                    -----------
CONSUMER SERVICES 6.7%
AccuStaff, Inc. (b)......................................... 16,524     349,070
Boston Chicken, Inc. (b).................................... 12,000     430,500
Equifax, Inc................................................ 17,500     535,937
Evergreen Media Corp., Class A (b).......................... 23,700     592,500
Hilton Hotels Corp.......................................... 14,000     365,750
Knight Ridder, Inc..........................................  3,000     114,750
Marriot International, Inc.................................. 13,700     756,925
Omnicom Group............................................... 19,000     869,250
Promus Hotel Corp. (b)...................................... 10,500     311,063
RAC Financial Group, Inc. (b)............................... 17,400     367,575
Scripps Co. (EW), Class A (b)...............................  5,000     175,000
Service Corp. International................................. 30,000     840,000
                                                                    -----------
                                                                      5,708,320
                                                                    -----------
ENERGY 5.4%
Apache Corp................................................. 10,000     353,750
Baker Hughes, Inc...........................................  9,800     338,100
Exxon Corp..................................................  6,500     637,000
Phillips Petroleum Co....................................... 16,000     708,000
Smith International, Inc. (b)............................... 19,500     875,062
Texaco, Inc.................................................  5,000     490,625
Transocean Offshore, Inc....................................  6,000     375,750
Williams Companies, Inc..................................... 21,975     824,063
                                                                    -----------
                                                                      4,602,350
                                                                    -----------

                                       46
                                               See Notes to Financial Statements

 ENTERPRISE FUND                          PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
FINANCE 20.0%
Aames Financial Corp........................................ 10,650 $   382,069
Alex Brown, Inc.............................................  7,300     529,250
Bank of Boston Corp......................................... 13,000     835,250
BankAmerica Corp............................................ 10,200   1,017,450
Charles Schwab Corp......................................... 10,000     320,000
Chase Manhattan Corp........................................ 14,300   1,276,275
Citicorp....................................................  5,100     525,300
CMAC Investment Corp........................................ 16,600     610,050
Conseco, Inc................................................ 19,100   1,217,625
Federal National Mortgage Association....................... 68,000   2,533,000
First Bank System, Inc......................................  6,500     443,625
Green Tree Financial Corp................................... 24,500     946,312
Merrill Lynch & Co., Inc.................................... 14,645   1,193,567
MGIC Investment Corp........................................  7,200     547,200
Money Store, Inc............................................ 15,100     417,138
Penncorp Financial Group, Inc............................... 11,800     424,800
Student Loan Marketing Association..........................  8,900     828,813
SunAmerica, Inc............................................. 34,800   1,544,250
Travelers Group, Inc........................................ 30,000   1,361,250
                                                                    -----------
                                                                     16,953,224
                                                                    -----------
HEALTHCARE 13.6%
Amgen, Inc. (b)............................................. 12,300     668,812
Bristol Myers Squibb Co..................................... 12,100   1,315,875
Columbia / HCA Healthcare Corp.............................. 15,000     611,250
ESC Medical Systems, Ltd. (b)...............................  8,900     226,950
Health Management Association, Inc., Class A (b)............ 18,500     416,250
Healthsouth Corp. (b)....................................... 17,900     691,387
Johnson & Johnson........................................... 23,700   1,179,075
Lincare Holdings, Inc. (b).................................. 14,000     574,000
Medtronic, Inc..............................................  8,300     564,400
Merck & Co., Inc............................................ 18,400   1,458,200
Pfizer, Inc................................................. 14,900   1,234,837
Physician Reliance Network, Inc. (b)........................  9,200      71,300
Renal Treatment Centers, Inc. (b)........................... 15,800     402,900
Schering Plough Corp........................................ 13,200     854,700
Universal Health Services, Inc., Class B (b)................ 13,700     392,163
Warner Lambert Co...........................................  6,000     450,000
Watson Pharmaceuticals, Inc. (b)............................  9,800     440,388
                                                                    -----------
                                                                     11,552,487
                                                                    -----------
PRODUCER MANUFACTURING 6.4%
Allied Signal, Inc..........................................  6,400     428,800
Deere & Co.................................................. 14,700     597,187
Dover Corp.................................................. 12,200     613,050
Illinois Tool Workers, Inc..................................  5,500     439,313
Textron Inc.................................................  4,500     424,125
Tyco International, Ltd..................................... 11,600     613,350
United Technologies Corp.................................... 11,600     765,600
United Waste Systems, Inc. (b).............................. 30,000   1,031,250
USA Waste Services, Inc. (b)................................ 15,400     490,875
                                                                    -----------
                                                                      5,403,550
                                                                    -----------

                                       47
                                               See Notes to Financial Statements

 ENTERPRISE FUND                          PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

-------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES 3.6%
Air Products & Chemicals, Inc..............................  7,000 $   483,875
Cytec Industries, Inc. (b)................................. 11,100     450,938
Praxair, Inc............................................... 25,700   1,185,412
Raychem Corp...............................................  8,000     641,000
Union Carbide Corp.........................................  6,200     253,425
                                                                   -----------
                                                                     3,014,650
                                                                   -----------
TECHNOLOGY 21.8%
3Com Corp. (b)............................................. 17,300   1,269,387
ADC Telecommunications, Inc. (b)........................... 21,000     653,625
Altera Corp. (b)...........................................  5,000     363,438
Analog Devices, Inc. (b)...................................  7,500     254,063
Ascend Communications, Inc. (b)............................ 10,000     621,250
Aspect Telecommunications Corp. (b)........................  9,700     615,950
Atmel Corp. (b)............................................ 12,000     397,500
BMC Industries, Inc........................................  9,100     286,650
BMC Software, Inc. (b)..................................... 26,000   1,075,750
Boeing Co..................................................  8,700     925,462
Cadence Design Systems, Inc. (b)........................... 17,000     675,750
Cisco Systems, Inc. (b).................................... 19,400   1,234,325
Compaq Computer Corp. (b)..................................  8,700     645,975
Computer Associates International, Inc..................... 14,450     718,887
Compuware Corp. (b)........................................  5,000     250,625
DST Systems, Inc. (b)...................................... 13,900     436,112
Input/Output, Inc. (b).....................................  6,800     125,800
Intel Corp................................................. 13,900   1,820,031
International Business Machines Corp.......................  4,200     634,200
Linear Technology Corp.....................................  7,700     337,838
Lucent Technologies, Inc...................................  7,500     346,875
Microsoft Corp. (b)........................................ 17,400   1,437,675
PairGain Technologies, Inc. (b)............................ 10,000     304,375
Sanmina Corp. (b).......................................... 10,000     565,000
SCI Systems, Inc. (b)......................................  8,500     379,313
Sun Microsystems, Inc. (b)................................. 38,000     976,125
Tellabs, Inc. (b).......................................... 20,000     752,500
Wind River Systems, Inc. (b)...............................  7,300     345,838
                                                                   -----------
                                                                    18,450,319
                                                                   -----------
UTILITIES 0.6%
Worldcom, Inc. (b)......................................... 20,000     521,250
                                                                   -----------
TOTAL LONG-TERM INVESTMENTS 97.0%
 (Cost $63,240,692) (a)...........................................  82,297,674
REPURCHASE AGREEMENT 4.1%
 BA Securities ($3,470,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 12/31/96, to be sold on 01/02/97 at $3,471,336)...........   3,470,000
LIABILITIES IN EXCESS OF OTHER ASSETS (1.1%)......................   (962,504)
                                                                   -----------
NET ASSETS 100.0%................................................. $84,805,170
                                                                   -----------

(a) At December 31, 1996, for federal income tax purposes cost is $63,335,245, the aggregate gross unrealized appreciation is $19,634,505 and the aggregate gross unrealized depreciation is $672,076, resulting in net unrealized appreciation of $18,962,429.

(b) Non-income producing security as this stock currently does not declare dividends.

                                              See Notes to Financial Statements

 ENTERPRISE FUND                           STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $63,240,692) (Note 1).  $82,297,674
Repurchase Agreement (Note 1)......................................    3,470,000
Cash...............................................................        2,257
Receivables:
 Securities Sold...................................................      690,496
 Dividends.........................................................       91,618
Other..............................................................        1,856
                                                                     -----------
 Total Assets......................................................   86,553,901
                                                                     -----------
LIABILITIES:
Payables:
 Securities Purchased..............................................    1,584,170
 Fund Shares Repurchased...........................................       83,451
 Investment Advisory Fee (Note 2)..................................       13,203
 Distributor and Affiliates (Note 2)...............................        2,750
Deferred Compensation and Retirement Plans (Note 2)................       44,929
Accrued Expenses...................................................       20,228
                                                                     -----------
 Total Liabilities.................................................    1,748,731
                                                                     -----------
NET ASSETS.........................................................  $84,805,170
                                                                     -----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $64,671,892
Net Unrealized Appreciation on Securities..........................   19,056,982
Accumulated Net Realized Gain on Securities........................    1,016,856
Accumulated Undistributed Net Investment Income....................       59,440
                                                                     -----------
NET ASSETS.........................................................  $84,805,170
                                                                     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $84,805,170 and 5,214,950 shares of
 beneficial interest issued and outstanding).......................  $     16.26
                                                                     -----------

                                       49
                                               See Notes to Financial Statements

 ENTERPRISE FUND                                       STATEMENT OF OPERATIONS


                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends..........................................................  $   946,594
Interest...........................................................       99,309
                                                                     -----------
 Total Income......................................................    1,045,903
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................      407,693
Accounting (Note 2)................................................       53,732
Custody............................................................       23,024
Shareholder Services (Note 2)......................................       15,628
Trustees Fees and Expenses (Note 2)................................       13,897
Legal (Note 2).....................................................       10,696
Other .............................................................       88,143
                                                                     -----------
 Total Expenses....................................................      612,813
 Less Fees Waived and Expenses Reimbursed ($104,582 and $19,000,
 respectively) (Note 2)............................................      123,582
                                                                     -----------
 Net Expenses......................................................      489,231
                                                                     -----------
NET INVESTMENT INCOME..............................................  $   556,672
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 7,574,164
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    9,274,444
 End of the Period:
 Investments.......................................................   19,056,982
                                                                     -----------
Net Unrealized Appreciation on Securities During the Period........    9,782,538
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $17,356,702
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $17,913,374
                                                                     -----------

                                            STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................         $  556,672       $  1,464,956
Net Realized Gain on Securities..........          7,574,164         10,869,574
Net Unrealized Appreciation on Securities
 During the Period.......................          9,782,538          9,837,636
                                                 -----------       ------------
Change in Net Assets from Operations.....         17,913,374         22,172,166
                                                 -----------       ------------
Distributions from Net Investment Income.           (530,417)        (1,446,938)
Distributions from Net Realized Gain on
 Securities (Note 1).....................         (9,089,491)        (8,808,250)
                                                 -----------       ------------
Total Distributions......................         (9,619,908)       (10,255,188)
                                                 -----------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................          8,293,466         11,916,978
                                                 -----------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          7,883,906          6,340,082
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          9,619,909         10,255,188
Cost of Shares Repurchased...............        (17,001,971)       (19,974,310)
                                                 -----------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................            501,844         (3,379,040)
                                                 -----------       ------------
TOTAL INCREASE IN NET ASSETS.............          8,795,310          8,537,938
NET ASSETS:
Beginning of the Period..................         76,009,860         67,471,922
                                                 -----------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $59,440 and $33,185, respectively)......        $84,805,170       $ 76,009,860
                                                 -----------       ------------

                                       50
                                               See Notes to Financial Statements

 ENTERPRISE FUND
                                                          FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended December 31,
                                           -------------------------------------
                                              1996   1995    1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.   $14.69 $12.39  $14.57  $14.21 $13.44
                                           ------- ------ -------  ------ ------
 Net Investment Income...................     .113    .32     .25     .21    .23
 Net Realized and Unrealized Gain/Loss on
  Securities.............................    3.417   4.22  (.7625) 1.0325    .77
                                           ------- ------ -------  ------ ------
Total from Investment Operations.........    3.530   4.54  (.5125) 1.2425   1.00
                                           ------- ------ -------  ------ ------
Less:
 Distributions from Net Investment
 Income..................................     .109  .3175     .25    .215    .23
 Distributions from Net Realized Gain on
  Securities.............................    1.849 1.9225  1.4175   .6675    -0-
                                           ------- ------ -------  ------ ------
Total Distributions......................    1.958   2.24  1.6675   .8825    .23
                                           ------- ------ -------  ------ ------
Net Asset Value, End of the Period.......  $16.262 $14.69  $12.39  $14.57 $14.21
                                           ------- ------ -------  ------ ------
Total Return*............................   24.80% 36.98% (3.39)%   8.98%  7.48%
Net Assets at End of the Period (In
millions)................................    $84.8  $76.0   $67.5   $72.3  $65.6
Ratio of Expenses to Average Net Assets*.     .60%   .60%    .60%    .60%   .60%
Ratio of Net Investment Income to Average
Net Assets*..............................     .68%  2.06%   1.72%   1.41%  1.78%
Portfolio Turnover.......................     152%   145%    153%    139%   116%
Average Commission Paid per Equity Share
Traded (a)...............................   $.0435     --      --      --     --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..     .75%   .68%    .68%    .72%   .74%
Ratio of Net Investment Income to Average
Net Assets...............................     .53%  1.98%   1.64%   1.29%  1.64%

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS 95.0%
AUSTRIA 4.2%
Flughafen Wien.............................................    300   $   15,293
Scala ECE (b)..............................................    200       27,797
Slovakofarma (b)...........................................    300       39,710
Wolford....................................................    200       24,195
                                                                     ----------
                                                                        106,995
                                                                     ----------
CROATIA 0.3%
Pliva d.d. (GDR) (b).......................................    168        8,820
                                                                     ----------
CZECH REPUBLIC 4.8%
Ceske Radiokomunikace (b)..................................    500       70,228
Inzenyrske a Prumyslove Stavby Praha (b)...................  2,200       23,458
Komercni Banka (GDR) (b)...................................  1,000       26,600
                                                                     ----------
                                                                        120,286
                                                                     ----------
FRANCE 5.9%
Adecco SA..................................................    102       25,812
Cap Gemini Sogeti (b)......................................    500       24,178
Christian Dior SA..........................................    280       45,169
Cie De St. Gobain..........................................    200       28,293
Compagnie Financiere de Paris (GDR)........................    600       18,150
Sidel SA (b)...............................................    120        8,257
                                                                     ----------
                                                                        149,859
                                                                     ----------
GERMANY 3.7%
Adidas AG..................................................    500       43,215
Deutsche Telekom (b).......................................  1,000       21,088
SAP AG.....................................................    200       27,944
                                                                     ----------
                                                                         92,247
                                                                     ----------
HONG KONG 1.6%
First Pacific Co...........................................  7,000        9,096
Henderson Land Development.................................  1,000       10,085
Jilin Chemical Industries, Class H (b)..................... 70,000       10,860
Swire Pacific..............................................  1,000        9,535
                                                                     ----------
                                                                         39,576
                                                                     ----------
HUNGARY 3.1%
Graboplast Textiles........................................  1,000       33,828
Tiszai Vegyi Kombinat (GDR) (b)............................  4,000       44,800
                                                                     ----------
                                                                         78,628
                                                                     ----------
INDONESIA 0.5%
BK Bira.................................................... 10,000       11,854
                                                                     ----------
IRELAND 1.5%
Adare Printing Group.......................................  2,000       19,188
Bank of Ireland............................................  2,000       18,263
                                                                     ----------
                                                                         37,451
                                                                     ----------
ITALY 4.6%
Bulgari SpA................................................  2,000       40,606
Gucci Group................................................    875       55,891
Mediolanum SpA (b).........................................  2,000       18,932
                                                                     ----------
                                                                        115,429
                                                                     ----------
JAPAN 10.5%
Bank of Tokyo..............................................  1,600       29,704
Fuji Photo Film Co.........................................  1,000       32,985
Honda Motor Co.............................................  1,000       28,581
Japan Radio Co.............................................  1,000       10,707
Kawasaki Heavy Industries..................................  6,000       24,817

                                       52
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
Matsushita Electric Industries.............................  1,000   $   16,320
Mitsubishi Chemical........................................  4,000       12,952
Mitsubishi Estate..........................................  2,000       20,551
Nichiei Construction.......................................  2,000       13,850
Nomura Securities..........................................  1,000       15,025
NTT Data Communications Systems............................      1       29,272
Takashimaya Co.............................................  1,000       12,002
Toshiba Corp...............................................  3,000       18,858
                                                                     ----------
                                                                        265,624
                                                                     ----------
MALAYSIA 0.8%
Jaya Tiasa Holdings........................................  2,000       10,612
Metacorp Berhad............................................  4,000       10,216
                                                                     ----------
                                                                         20,828
                                                                     ----------
MEXICO 1.4%
Cemex SA (ADR).............................................  1,100        8,456
Empresas ICA Sociedad Controladora (ADR) (b)...............  1,000       14,625
Telefonos de Mexico (ADR)..................................    400       13,200
                                                                     ----------
                                                                         36,281
                                                                     ----------
NETHERLANDS 6.2%
ASM Lithography Holding (b)................................    400       19,994
Cap Gemini Group...........................................  1,000       29,076
ING Groep..................................................  1,100       39,629
PolyGram...................................................    500       25,485
Ver Ned Uitgevers..........................................  2,000       41,819
                                                                     ----------
                                                                        156,003
                                                                     ----------
NORWAY 3.4%
Tandberg (b)...............................................  1,000       30,886
Uni-Storebrand ASA (b).....................................  5,500       31,584
VISMA......................................................  4,500       23,048
                                                                     ----------
                                                                         85,518
                                                                     ----------
POLAND 0.6%
Bank Gdanski SA (GDR)......................................  1,000       12,520
Krosno SA..................................................     71        1,362
                                                                     ----------
                                                                         13,882
                                                                     ----------
SINGAPORE 1.0%
Fraser & Neave.............................................  1,400       14,407
Singapore Land.............................................  2,000       11,077
                                                                     ----------
                                                                         25,484
                                                                     ----------
SWEDEN 2.7%
Astra, Class B.............................................    800       38,593
Nobel Biocare..............................................  1,600       28,153
                                                                     ----------
                                                                         66,746
                                                                     ----------
SWITZERLAND 3.0%
Adecco SA..................................................    100       25,103
Novartis AG (b)............................................     21       24,430
Schweizerischer Bankverein.................................    140       26,619
                                                                     ----------
                                                                         76,152
                                                                     ----------
THAILAND 0.1%
Thai Military Bank PLC.....................................  1,100        2,166
                                                                     ----------
UNITED KINGDOM 7.9%
Astec (BSR)................................................ 10,000       26,884
BOC Group..................................................  1,000       14,973

                                       53
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Boots Co...................................................  2,000   $   20,627
Carlton Communications.....................................  3,000       26,294
Dixons Group...............................................  4,000       37,211
Marks & Spencer............................................  2,800       23,601
National Westminster Bank..................................  2,000       23,505
Reuters Holdings...........................................  2,000       25,715
                                                                     ----------
                                                                        198,810
                                                                     ----------
UNITED STATES 27.2%
Aames Financial Corp.......................................    150        5,381
AccuStaff, Inc. (b)........................................    107        2,260
ADC Telecommunications, Inc. (b)...........................    140        4,357
Air Products & Chemicals, Inc..............................     70        4,839
Alex Brown, Inc............................................     70        5,075
Allied Signal, Inc.........................................     60        4,020
Amgen, Inc. (b)............................................    120        6,525
Apache Corp................................................     70        2,476
Ascend Communications, Inc. (b)............................     50        3,106
Aspect Telecommunications Corp. (b)........................     70        4,445
Atmel Corp. (b)............................................    100        3,312
Baker Hughes, Inc..........................................     70        2,415
Bank of Boston Corp........................................     90        5,782
BankAmerica Corp...........................................     70        6,982
Bed Bath & Beyond, Inc. (b)................................    150        3,637
BMC Industries, Inc........................................     70        2,205
BMC Software, Inc. (b).....................................    200        8,275
Boeing Co..................................................     50        5,319
Boston Chicken, Inc. (b)...................................     70        2,511
Bristol-Myers Squibb Co....................................     90        9,787
Cadence Design Systems, Inc. (b)...........................    110        4,372
Chase Manhattan Corp. (c)..................................    120       10,710
Chrysler Corp..............................................    100        3,300
Cisco Systems, Inc. (b)(c).................................    190       12,089
Citicorp...................................................     50        5,150
CMAC Investment Corp.......................................    140        5,145
Columbia / HCA Healthcare Corp.............................    100        4,075
Compaq Computer Corp. (b)..................................     50        3,712
CompUSA, Inc. (b)..........................................    140        2,887
Computer Associates International, Inc.....................    200        9,950
Compuware Corp. (b)........................................     50        2,506
Conseco, Inc...............................................    150        9,563
Cytec Industries, Inc. (b).................................    220        8,938
Deere & Co.................................................     70        2,844
Dover Corp.................................................     70        3,518
DST Systems, Inc. (b)......................................     70        2,196
Equifax, Inc...............................................    180        5,513
Evergreen Media Corp., Class A (b).........................    220        5,500
Exxon Corp.................................................     60        5,975
Federal National Mortgage Association (b)(c)...............    590       21,978
First Bank System, Inc.....................................     50        3,413
Gap, Inc...................................................    120        3,615
General Nutrition Cos., Inc. (b)...........................    150        2,531
Green Tree Financial Corp. (c).............................    260       10,043

                                       54
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Harley-Davidson, Inc.......................................     70   $    3,290
Health Management Associates, Inc., Class A (b)............    190        4,275
Healthsouth Corp. (b)......................................    150        5,794
Illinois Tool Workers, Inc.................................     70        5,591
Input/Output, Inc. (b).....................................     70        1,295
Intel Corp. (c)............................................    130       17,022
International Business Machines............................     30        4,530
Johnson & Johnson..........................................    175        8,706
Kroger Co. (b).............................................    150        6,975
Lear Corp. (b).............................................     70        2,389
Lincare Holdings, Inc. (b).................................    150        6,150
Liz Claiborne, Inc.........................................    125        4,828
Lowe's Co., Inc............................................     75        2,663
Lucent Technologies, Inc...................................     70        3,238
Marriott International, Inc................................    150        8,288
Medtronic, Inc.............................................     70        4,760
Merck & Co., Inc. (c)......................................    150       11,888
Merrill Lynch & Co., Inc. (c)..............................    125       10,188
Metalclad Corp. (b)........................................  3,000        5,437
MGIC Investment Corp.......................................     70        5,320
Microsoft Corp. (b)(c).....................................    120        9,915
Money Store, Inc...........................................    150        4,144
Nautica Enterprises, Inc. (b)..............................    150        3,788
Nike, Inc., Class B........................................     50        2,988
Omnicom Group, Inc.........................................    150        6,863
PairGain Technologies, Inc. (b)............................    100        3,044
Penncorp Financial Group, Inc..............................    110        3,960
Pfizer, Inc................................................    120        9,945
Philip Morris Cos., Inc. (c)...............................    325       36,603
Phillips Petroleum Co......................................    110        4,868
Physician Reliance Network, Inc. (b).......................    150        1,163
Praxair, Inc. (c)..........................................    220       10,148
Procter & Gamble Co........................................     40        4,300
Promus Hotel Corp. (b).....................................     70        2,074
RAC Financial Group, Inc. (b)..............................    140        2,958
Raychem Corp...............................................     70        5,609
Renal Treatment Centers, Inc. (b)..........................    150        3,825
RJR Nabisco Holdings Corp..................................    170        5,756
Ross Stores, Inc...........................................     70        3,500
Safeway, Inc. (b)(c).......................................    330       14,108
Sanmina Corp. (b)..........................................     70        3,955
Schering-Plough Corp.......................................    100        6,475
Schwab (Charles) Corp......................................    100        3,200
SCI Systems, Inc. (b)......................................     70        3,124
Scripps Howard, Inc., Class A..............................     50        1,750
Service Corp. International................................    300        8,400
Smith International, Inc. (b)..............................    150        6,731
Student Loan Marketing Association.........................     70        6,519
Sun Microsystems, Inc. (b).................................    300        7,706
SunAmerica, Inc. (c).......................................    300       13,313
Tellabs, Inc. (b)..........................................    250        9,406
Texaco, Inc................................................     70        6,869

                                       55
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                       Shares Market Value
-------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Textron, Inc..............................................     40   $    3,770
3Com Corp. (b)............................................    110        8,071
Tiffany & Co..............................................    110        4,029
TJX Cos., Inc.............................................    120        5,685
Tommy Hilfiger Corp. (b)..................................    130        6,240
Transocean Offshore, Inc..................................     70        4,384
Travelers Group, Inc. (c).................................    253       11,480
Tyco International, Ltd...................................    100        5,288
U.S. Office Products Co. (b)..............................    150        5,119
Union Carbide Corp........................................     70        2,861
United Waste Systems, Inc. (b)(c).........................    360       12,375
Universal Health Services, Inc., Class B (b)..............    120        3,435
USA Waste Services, Inc. (b)..............................    110        3,506
Vons Cos., Inc. (b).......................................    120        7,185
Watson Pharmaceuticals, Inc. (b)(c).......................     70        3,146
Williams Cos., Inc........................................    225        8,438
Wind River Systems, Inc. (b)..............................     70        3,316
Worldcom, Inc. (b)........................................    180        4,691
                                                                    ----------
                                                                       684,885
                                                                    ----------
TOTAL COMMON STOCK AND EQUIVALENTS...............................    2,393,524
                                                                    ----------
PREFERRED STOCK 1.2%
FINLAND 1.2%
Nokia Corp. (Ab) Oy (ADR).................................    500       29,000
                                                                    ----------
UNITED STATES CORPORATE OBLIGATIONS 0.3%
United Micro Electric Corp. ($6,000 par, 1.250% coupon, 06/08/04
maturity, convertible into 6,437 common shares)..................        8,423
                                                                    ----------
TOTAL LONG-TERM INVESTMENTS 96.5%
 (Cost $2,034,679) (a)...........................................    2,430,947
FOREIGN CURRENCY 3.7% (Various Denominations, Cost $90,172) (a)..       92,175
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%).....................       (6,098)
                                                                    ----------
NET ASSETS 100.0%................................................   $2,517,024
                                                                    ----------

(a) At December 31, 1996, for federal income tax purposes cost is $2,125,213, the aggregate gross unrealized appreciation is $488,693 and the aggregate gross unrealized depreciation is $90,784, resulting in net unrealized appreciation of $397,909.

(b) Non-income producing security as this stock currently does not declare dividends.

(c)  Assets segregated as collateral for open forward currency contracts.

                                       56
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                        STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $2,034,679) (Note 1)..  $2,430,947
Foreign Currency, at Market Value (Cost $90,172) (Note 1)..........      92,175
Cash...............................................................      21,012
Receivables:
 Dividends.........................................................       3,484
 Securities Sold...................................................       3,452
 Interest..........................................................          27
Unamortized Organizational Expenses (Note 1).......................       4,770
                                                                     ----------
 Total Assets......................................................   2,555,867
                                                                     ----------
LIABILITIES:
Payables:
 Securities Purchased..............................................      13,483
 Distributor and Affiliates (Note 2)...............................       3,050
 Fund Shares Repurchased...........................................         991
Accrued Expenses...................................................      15,172
Deferred Compensation and Retirement Plans (Note 2)................       4,642
Forward Currency Contracts (Note 5)................................       1,505
                                                                     ----------
 Total Liabilities.................................................      38,843
                                                                     ----------
NET ASSETS.........................................................  $2,517,024
                                                                     ----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $2,102,301
Net Unrealized Appreciation on Securities..........................     396,734
Accumulated Net Realized Gain on Securities........................      27,719
Accumulated Distributions in Excess of Net Investment Income (Note
1).................................................................      (9,730)
                                                                     ----------
NET ASSETS.........................................................  $2,517,024
                                                                     ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $2,517,024 and 215,901 shares of
 beneficial interest issued and outstanding).......................  $    11.66
                                                                     ----------

                                       57
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND
                                                       STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,658)................  $ 38,087
Interest..............................................................     3,720
                                                                        --------
 Total Income.........................................................    41,807
                                                                        --------
EXPENSES:
Custody and Accounting................................................   116,865
Investment Advisory Fee (Note 2)......................................    28,416
Audit.................................................................    18,897
Shareholder Services (Note 2).........................................    15,384
Printing..............................................................    15,219
Trustees Fees and Expenses (Note 2)...................................     8,980
Legal (Note 2)........................................................     5,843
Amortization of Organizational Expenses (Note 1)......................     1,369
Other ................................................................       265
                                                                        --------
 Total Expenses.......................................................   211,238
 Less Fees Waived and Expenses Reimbursed ($28,416 and $148,723,
 respectively) (Note 2)...............................................   177,139
                                                                        --------
 Net Expenses.........................................................    34,099
                                                                        --------
NET INVESTMENT INCOME.................................................  $  7,708
                                                                        --------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments..........................................................  $ 73,020
 Forward Currency Contracts...........................................    34,640
                                                                        --------
Net Realized Gain on Securities.......................................   107,660
                                                                        --------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..............................................   102,678
                                                                        --------
 End of the Period:
 Investments..........................................................   396,268
 Forward Currency Contracts...........................................    (1,505)
 Foreign Currency Translation.........................................     1,971
                                                                        --------
                                                                         396,734
                                                                        --------
Net Unrealized Appreciation on Securities During the Period...........   294,056
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES........................  $401,716
                                                                        --------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................  $409,424
                                                                        --------

                                       58
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND
                                            STATEMENT OF CHANGES IN NET ASSETS

 For the Year Ended December 31, 1996 and the Period July 3, 1995 (Commencement
                 of Investment Operations) to December 31, 1995
--------------------------------------------------------------------------------

                                                 Year Ended       Period Ended
                                          December 31, 1996  December 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss..............         $    7,708         $  (30,335)
Net Realized Gain/Loss on Securities....            107,660             (6,056)
Net Unrealized Appreciation on
 Securities During the Period...........            294,056            102,678
                                                 ----------         ----------
Change in Net Assets from Operations....            409,424             66,287
                                                 ----------         ----------
Distributions from Net Investment
Income..................................             (7,708)               -0-
Distributions in Excess of Net
Investment Income (Note 1)..............            (32,197)               -0-
                                                 ----------         ----------
Distributions from and in Excess of Net
Investment Income.......................            (39,905)               -0-
Distributions from Net Realized Gain on
Securities (Note 1).....................            (37,458)               -0-
                                                 ----------         ----------
Total Distributions.....................            (77,363)               -0-
                                                 ----------         ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..............................            332,061             66,287
                                                 ----------         ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............          1,241,023          2,319,291
Net Asset Value of Shares Issued through
Dividend Reinvestment...................             42,743                -0-
Cost of Shares Repurchased..............         (1,473,972)           (10,509)
                                                 ----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS............................           (190,206)         2,308,782
                                                 ----------         ----------
TOTAL INCREASE IN NET ASSETS............            141,855          2,375,069
NET ASSETS:
Beginning of the Period.................          2,375,169                100
                                                 ----------         ----------
End of the Period (Including accumulated
 distributions in excess of net
 investment income of $9,730 and
 $12,173, respectively).................         $2,517,024         $2,375,169
                                                 ----------         ----------


                                                          FINANCIAL HIGHLIGHTS
   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                 July 3, 1995
                                                                (Commencement
                                                          Year  of Investment
                                                         Ended    Operations)
                                                  December 31,    to December
                                                          1996       31, 1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........       $10.30         $10.00
                                                       -------         ------
 Net Investment Income/Loss......................         .035           (.16)
 Net Realized and Unrealized Gain on Securities..        1.687            .46
                                                       -------         ------
Total from Investment Operations.................        1.722            .30
                                                       -------         ------
Less:
 Distributions from and in Excess of Net
 Investment Income...............................         .188            -0-
 Distributions from Net Realized Gain on
 Securities......................................         .176            -0-
                                                       -------         ------
Total Distributions..............................         .364            -0-
                                                       -------         ------
Net Asset Value, End of the Period...............      $11.658         $10.30
                                                       -------         ------
Total Return*....................................       16.72%          3.00%**
Net Assets at End of the Period (In millions)....         $2.5           $2.4
Ratio of Expenses to Average Net Assets*.........        1.20%          4.35%
Ratio of Net Investment Income/Loss to Average
Net Assets*......................................         .27%         (2.76%)
Portfolio Turnover...............................          94%            42%**
Average Commission Rate per Equity Share Traded
(a)..............................................       $.0245             --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........        7.43%          8.27%
Ratio of Net Investment Loss to Average Net
Assets...........................................       (5.96%)        (6.68%)

**Non-Annualized
(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                       59
                                               See Notes to Financial Statements

 GOVERNMENT FUND                                      PORTFOLIO OF INVESTMENTS

                               December 31, 1996

-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                  Coupon        Maturity       Market Value
-------------------------------------------------------------------------------
        UNITED STATES GOVERNMENT
        AGENCY OBLIGATIONS 67.6%
 $2,399 Federal Home Loan Mortgage
        Corp. CMO.................    6.088%       11/15/18        $ 2,341,379
  2,603 Federal Home Loan Mortgage
        Corp. Gold 30 Year Pool
        (b).......................    7.000  05/01/24 to 07/01/24    2,554,113
  1,479 Federal Home Loan Mortgage
        Corp. Gold 30 Year Pool
        (b).......................    7.500  06/01/24 to 10/01/24    1,479,908
  1,507 Federal Home Loan Mortgage
        Corp. Gold 30 Year Pool...    8.000  09/01/24 to 10/01/24    1,535,527
  1,985 Federal National Mortgage
        Association Var Rate Cpn
        (b).......................    6.149        03/25/09          1,986,364
  2,066 Federal National Mortgage
        Association CMO Var Rate
        Cpn.......................    6.169        03/25/09          2,071,656
  1,943 Federal National Mortgage
        Association 15 Year Dwarf
        Pool......................    6.500  06/01/09 to 04/01/11    1,907,791
  1,980 Federal National Mortgage
        Association 15 Year Dwarf
        Pool......................    7.000  07/01/10 to 12/01/11    1,979,387
    997 Federal National Mortgage
        Association Pool..........    6.500  03/01/26 to 05/01/26      950,350
  1,781 Federal National Mortgage
        Association Pool..........    7.000  12/01/23 to 06/01/24    1,743,821
  1,638 Federal National Mortgage
        Association Pool..........    7.500  05/01/24 to 10/01/24    1,636,947
    744 Federal National Mortgage
        Association Pool..........    8.000  06/01/24 to 10/01/24      757,678
  1,985 Federal National Mortgage
        Association Pool (b)......    9.000        02/01/17          2,112,158
  1,134 Federal National Mortgage
        Association Pool..........   11.000        11/01/20          1,257,610
  6,355 Government National
        Mortgage Association Pool.    7.000  04/15/23 to 10/15/24    6,214,371
  2,195 Government National
        Mortgage Association Pool.    7.500  04/15/22 to 06/15/24    2,195,812
  2,855 Government National
        Mortgage Association Pool.    8.000  05/15/17 to 11/15/24    2,913,926
  2,632 Government National
        Mortgage Association Pool
        (b).......................    8.500  03/15/17 to 07/15/17    2,770,516
    240 Government National
        Mortgage Association Pool.   11.000  09/15/10 to 08/15/20      267,934
                                                                   -----------
        TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS......     38,677,248
                                                                   -----------
        UNITED STATES TREASURY
        OBLIGATIONS 26.8%
  1,000 United States Treasury
        Notes (b).................    5.000        02/15/99            982,030
  2,000 United States Treasury
        Notes (b).................    5.625        02/15/06          1,893,760
  3,000 United States Treasury
        Notes (b).................    6.750        05/31/99          3,052,020
  4,000 United States Treasury
        Notes (b).................    7.750        11/30/99          4,180,640
  1,000 United States Treasury
        Notes (b).................    7.875        04/15/98          1,025,780
  4,000 United States Treasury
        Notes (b).................    8.000  08/15/99 to 05/15/01    4,235,020
                                                                   -----------
        TOTAL UNITED STATES TREASURY OBLIGATIONS...............     15,369,250
                                                                   -----------
        OTHER MORTGAGE-BACKED
        SECURITIES 1.3%
    720 FBC Mortgage Securities
        Trust 7 Var Rate Cpn......    5.963        01/25/17            720,361
                                                                   -----------
        FORWARD PURCHASE COMMITMENT 3.7%
  2,000 Government National
        Mortgage Association,
        January Forward...........    9.000          TBA             2,141,260
                                                                   -----------
 TOTAL LONG-TERM INVESTMENTS 99.4%
  (Cost $56,238,811) (a).......................................     56,908,119
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 4.1%
  Federal Home Loan Mortgage Corp. Discount Note ($2,325,000
  par yielding 6.502%, maturity 01/02/97)......................      2,324,160
 LIABILITIES IN EXCESS OF OTHER ASSETS (3.5%)..................     (1,977,897)
                                                                   -----------
 NET ASSETS 100.0%.............................................    $57,254,382
                                                                   -----------

(a) At December 31, 1996, for federal income tax purposes cost is $56,242,249, the gross unrealized appreciation is $833,009 and the gross unrealized depreciation is $191,607, resulting in net unrealized appreciation including open forward commitments of $641,402.

(b) Assets segregated as collateral for open forward commitments and open futures transactions.

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                      60
                                              See Notes to Financial Statements

 GOVERNMENT FUND                           STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $56,238,811) (Note
1)................................................................  $56,908,119
Short-Term Investments (Note 1)...................................    2,324,160
Cash..............................................................        2,070
Interest Receivable...............................................      460,013
Other.............................................................       14,566
                                                                    -----------
 Total Assets.....................................................   59,708,928
                                                                    -----------
LIABILITIES:
Payables:
 Securities Purchased.............................................    2,156,057
 Variation Margin on Futures (Note 5).............................      143,170
 Fund Shares Repurchased..........................................       32,974
 Forward Commitments (Note 6).....................................       24,468
 Distributor and Affiliates (Note 2)..............................        2,650
Deferred Compensation and Retirement Plans (Note 2)...............       41,849
Accrued Expenses..................................................       53,378
                                                                    -----------
 Total Liabilities................................................    2,454,546
                                                                    -----------
NET ASSETS........................................................  $57,254,382
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $70,107,395
Net Unrealized Appreciation on Securities.........................      446,722
Accumulated Distributions in Excess of Net Investment Income (Note
1)................................................................      (11,355)
Accumulated Net Realized Loss on Securities.......................  (13,288,380)
                                                                    -----------
NET ASSETS........................................................  $57,254,382
                                                                    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $57,254,382 and 6,606,459 shares of
 beneficial interest issued and outstanding)......................  $      8.67
                                                                    -----------

                                       61
                                               See Notes to Financial Statements

 GOVERNMENT FUND                                       STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $ 4,347,277
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)..................................      303,695
Accounting Services (Note 2)......................................       55,531
Shareholder Services (Note 2).....................................       15,421
Trustees Fees and Expenses (Note 2)...............................       12,119
Legal (Note 2)....................................................        9,843
Custody...........................................................        8,206
Other ............................................................       82,093
                                                                    -----------
 Total Expenses...................................................      486,908
 Less Fees Waived and Expenses Reimbursed ($103,474 and $19,000,
 respectively) (Note 2)...........................................      122,474
                                                                    -----------
 Net Expenses.....................................................      364,434
                                                                    -----------
NET INVESTMENT INCOME.............................................  $ 3,982,843
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments......................................................  $  (703,703)
 Futures..........................................................     (103,280)
 Forward Commitments..............................................      (86,987)
                                                                    -----------
Net Realized Loss on Securities...................................     (893,970)
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................    2,397,568
                                                                    -----------
 End of the Period:
 Investments......................................................      669,308
 Futures..........................................................     (198,118)
 Forward Commitments..............................................      (24,468)
                                                                    -----------
                                                                        446,722
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period.......   (1,950,846)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................  $(2,844,816)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $ 1,138,027
                                                                    -----------

                                            STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................        $ 3,982,843        $ 4,592,403
Net Realized Gain/Loss on Securities.....           (893,970)         1,258,015
Net Unrealized Appreciation/Depreciation
 on Securities During the Period.........         (1,950,846)         4,705,976
                                                 -----------        -----------
Change in Net Assets from Operations.....          1,138,027         10,556,394
                                                 -----------        -----------
Distributions from Net Investment Income.         (3,998,258)        (4,588,452)
Distributions in Excess of Net Investment
 Income (Note 1).........................            (25,823)               -0-
                                                 -----------        -----------
Distributions from and in Excess of Net
 Investment Income.......................         (4,024,081)        (4,588,452)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................         (2,886,054)         5,967,942
                                                 -----------        -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          1,607,635          2,668,721
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          4,024,080          4,588,452
Cost of Shares Repurchased...............        (12,510,487)       (11,719,168)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         (6,878,772)        (4,461,995)
                                                 -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....         (9,764,826)         1,505,947
NET ASSETS:
Beginning of the Period..................         67,019,208         65,513,261
                                                 -----------        -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $(11,355) and $15,415, respectively)....        $57,254,382        $67,019,208
                                                 -----------        -----------


                                               See Notes to Financial Statements

 GOVERNMENT FUND                                          FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                Year Ended December 31,
                                           -----------------------------------
                                             1996    1995   1994   1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $9.06   $8.28  $9.26  $9.13  $9.29
                                           ------  ------ ------  ----- ------
 Net Investment Income....................   .569     .60    .56    .57   .665
 Net Realized and Unrealized Gain/Loss on
  Securities..............................  (.388)    .78  (.985)  .135 (.1575)
                                           ------  ------ ------  ----- ------
Total from Investment Operations..........   .181    1.38  (.425)  .705  .5075
Less Distributions from and in Excess of
Net Investment Income (Note 1)............   .575     .60   .555   .575  .6675
                                           ------  ------ ------  ----- ------
Net Asset Value, End of the Period........ $8.666   $9.06  $8.28  $9.26  $9.13
                                           ------  ------ ------  ----- ------
Total Return*.............................  2.12%  17.17% (4.63%) 7.86%  5.73%
Net Assets at End of the Period (In
millions).................................  $57.3   $67.0  $65.5  $80.6  $74.8
Ratio of Expenses to Average Net Assets*..   .60%    .60%   .60%   .60%   .60%
Ratio of Net Investment Income to Average
Net Assets*...............................  6.56%   6.89%  6.71%  6.45%  7.29%
Portfolio Turnover........................   143%    164%   192%    91%    36%
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...   .80%    .72%   .70%   .70%   .70%
Ratio of Net Investment Income to Average
Net Assets................................  6.36%   6.77%  6.61%  6.35%  7.19%

                                       63
                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                               PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
COMMON STOCK 98.7%
CONSUMER DISTRIBUTION 5.4%
Dayton Hudson Corp.........................................  110       $  4,318
Federated Department Stores, Inc. (b)......................  260          8,873
Gymboree Corp. (b).........................................   70          1,601
Revco D.S., Inc. (b).......................................   40          1,480
Sears Roebuck & Co.........................................   60          2,768
Talbots, Inc...............................................  100          2,863
Toys R Us, Inc. (b)........................................   60          1,800
Vons Companies, Inc. (b)...................................   50          2,994
                                                                       --------
                                                                         26,697
                                                                       --------
CONSUMER DURABLES 1.9%
Eastman Kodak Co...........................................   40          3,210
Masco Corp.................................................  100          3,600
Newell Co..................................................   90          2,835
                                                                       --------
                                                                          9,645
                                                                       --------
CONSUMER NON-DURABLES 9.0%
Adidas AGS (Germany).......................................  100          4,263
American Brands, Inc.......................................   80          3,970
Campbell Soup Co...........................................   30          2,408
Colgate Palmolive Co.......................................   40          3,690
Nabisco Holdings Corp., Class A............................  140          5,443
Philip Morris Companies, Inc...............................  100         11,259
Procter & Gamble Co........................................   30          3,225
Quaker Oats Co.............................................   80          3,050
Ralston Purina Group.......................................   30          2,201
RJR Nabisco Holdings Corp..................................  160          5,440
                                                                       --------
                                                                         44,949
                                                                       --------
CONSUMER SERVICES 3.2%
Cognizant Corp.............................................   40          1,320
Deluxe Corp................................................   70          2,293
H&R Block, Inc.............................................   90          2,610
Omnicom Group..............................................   70          3,203
Time Warner, Inc...........................................   50          1,875
Tribune Co.................................................   30          2,366
Walt Disney Co.............................................   30          2,089
                                                                       --------
                                                                         15,756
                                                                       --------
ENERGY 9.2%
Apache Corp................................................   70          2,476
Burlington Resources, Inc..................................   80          4,030
Coastal Corp...............................................   50          2,444
Exxon Corp.................................................   25          2,450
Royal Dutch Petroleum Co.--ADR (Netherlands)...............   50          8,538
Texaco, Inc................................................  160         15,695
Unocal Corp................................................  160          6,500
USX-Marathon Group.........................................  150          3,581
                                                                       --------
                                                                         45,714
                                                                       --------

                                       64
                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
FINANCE 17.9%
Aetna, Inc..................................................   45       $  3,600
Allstate Corp...............................................  100          5,788
American International Group, Inc...........................   60          6,495
BankAmerica Corp............................................  110         10,973
Bankers Trust Corp..........................................   50          4,313
Chase Manhattan Corp........................................   60          5,355
Comerica, Inc...............................................   70          3,666
Conseco, Inc................................................   50          3,188
Everest Reinsurance Holdings................................  130          3,738
Federal National Mortgage Association.......................  210          7,823
First Bank System, Inc......................................   50          3,413
First Union Corp............................................   30          2,220
Horace Mann Educators Corp..................................   80          3,230
J.P. Morgan & Co., Inc......................................   50          4,881
MBIA, Inc...................................................   40          4,050
NationsBank Corp............................................   30          2,933
Student Loan Marketing Association..........................   60          5,588
Travelers Group, Inc........................................  110          4,991
USF&G Corp..................................................  150          3,131
                                                                        --------
                                                                          89,376
                                                                        --------
HEALTHCARE 11.6%
Abbott Labs.................................................  110          5,583
Amgen, Inc. (b).............................................   70          3,806
Bristol Myers Squibb Co.....................................   60          6,525
Glaxo Wellcome--ADR (United Kingdom)........................  160          5,080
Merck & Co., Inc............................................   80          6,340
Nellcor Puitan Bennett, Inc. (b)............................   60          1,313
Novartis AG--ADR (Switzerland) (b)..........................  100          5,700
Pacificare Health Sysem, Inc., Class B (b)..................   60          5,115
SmithKline Beecham--ADR (United Kingdom)....................  110          7,480
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........   60          3,015
Warner Lambert Co...........................................   70          5,250
Watsons Pharmaceuticals, Inc. (b)...........................   60          2,696
                                                                        --------
                                                                          57,903
                                                                        --------
PRODUCER MANUFACTURING 8.5%
Allied Signal, Inc..........................................  100          6,700
Canadian Pacific Ltd........................................  260          6,890
General Electric Co.........................................   50          4,944
Honeywell, Inc..............................................   80          5,260
Ingersoll Rand Co...........................................  110          4,895
Johnson Controls, Inc.......................................   40          3,315
Keystone International, Inc.................................   60          1,208
Stewart & Stevenson Services, Inc...........................  160          4,660
WMX Technologies, Inc.......................................  140          4,568
                                                                        --------
                                                                          42,440
                                                                        --------
RAW MATERIALS/PROCESSING INDUSTRIES 4.9%
Betzdearborn, Inc...........................................   60          3,510
Crown Cork & Seal, Inc......................................  160          8,700
James River Corp............................................   90          2,981
Monsanto Co.................................................   40          1,555
Morton International, Inc...................................   60          2,445
Praxair, Inc................................................  110          5,074
                                                                        --------
                                                                          24,265
                                                                        --------

                                       65
                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

-------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
TECHNOLOGY 15.4%
3Com Corp. (b).............................................   90       $  6,604
BMC Software, Inc. (b).....................................  120          4,965
Boeing Co..................................................   60          6,383
Cisco Systems, Inc. (b)....................................   60          3,818
Computer Associates International, Inc.....................  120          5,970
Ericsson (LM) Class B--ADR (Sweden)........................  140          4,226
General Instruments Corp. (b)..............................  170          3,676
General Signal Corp........................................  100          4,275
Hewlett Packard Co.........................................   40          2,010
Intel Corp.................................................   50          6,547
International Business Machines, Inc.......................   40          6,040
Linear Technology Corp.....................................   50          2,194
Lucent Technologies, Inc...................................   90          4,163
Microsoft Corp. (b)........................................   50          4,131
Newbridge Networks Corp. (b)...............................  150          4,238
Nokia Corp.--ADR (Finland).................................   80          4,610
Tellabs, Inc. (b)..........................................   80          3,010
                                                                       --------
                                                                         76,860
                                                                       --------
TRANSPORTATION 1.5%
Canadian National Railway Co...............................  120          4,560
Union Pacific Corp.........................................   50          3,006
                                                                       --------
                                                                          7,566
                                                                       --------
UTILITIES 10.2%
Allegheny Power Systems, Inc. .............................   70          2,126
AT&T Corp. ................................................  350         15,220
Boston Edison Co. .........................................  120          3,225
Cable & Wireless--ADR (United Kingdom).....................  110          2,709
Cincinnati Bell, Inc. .....................................   70          4,314
DTE Energy Co. ............................................  220          7,123
Edison International.......................................  130          2,584
Frontier Corp. ............................................  120          2,715
Houston Industries, Inc. ..................................   60          1,358
Nipsco Industries, Inc. ...................................   10            396
Ohio Edison Co. ...........................................  150          3,413
Scana Corp. ...............................................   90          2,408
Unicom Corp. ..............................................  110          2,984
                                                                       --------
                                                                         50,575
                                                                       --------
TOTAL LONG-TERM INVESTMENTS 98.7%
 (Cost $493,716) (a)..............................................      491,746
OTHER ASSETS IN EXCESS OF LIABILITIES 1.3%........................        6,756
                                                                       --------
NET ASSETS 100.0%.................................................     $498,502
                                                                       --------

(a) At December 31, 1996, for federal income tax purposes cost is $493,716, the aggregate gross unrealized appreciation is $5,528 and the aggregate gross unrealized depreciation is $7,498, resulting in net unrealized depreciation of $1,970.

(b) Non-income producing security as this stock currently does not declare dividends.

                                      66
                                              See Notes to Financial Statements

 GROWTH AND INCOME FUND                    STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $493,716) (Note 1)......  $491,746
Cash.................................................................    22,120
Receivables:
 Securities Sold.....................................................     1,699
 Dividends...........................................................       363
                                                                       --------
 Total Assets........................................................   515,928
                                                                       --------
LIABILITIES:
Payable for Securities Purchased.....................................    17,333
Accrued Expenses.....................................................        93
                                                                       --------
 Total Liabilities...................................................    17,426
                                                                       --------
NET ASSETS...........................................................  $498,502
                                                                       --------
NET ASSETS CONSIST OF:
Capital (Note 3).....................................................  $500,000
Accumulated Undistributed Net Investment Income......................       553
Accumulated Net Realized Loss on Securities..........................       (81)
Net Unrealized Depreciation on Securities............................    (1,970)
                                                                       --------
NET ASSETS...........................................................  $498,502
                                                                       --------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (Based
 on net assets of $498,502 and 50,000 shares of
 beneficial interest issued and outstanding).........................  $   9.97
                                                                       --------

                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                                STATEMENT OF OPERATIONS


  For the Period December 23, 1996 (Commencement of Investment Operations) to
                               December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.............................................................  $   363
Interest..............................................................      283
                                                                        -------
 Total Income.........................................................      646
                                                                        -------
EXPENSES:
Audit.................................................................    5,000
Printing..............................................................      200
Registration..........................................................      160
Custody...............................................................      150
Investment Advisory Fee (Note 2)......................................       74
Other.................................................................      100
                                                                        -------
 Total Expenses.......................................................    5,684
 Less Fees Waived and Expenses Reimbursed ($74 and $5,517,
 respectively) (Note 2)...............................................    5,591
                                                                        -------
 Net Expenses.........................................................       93
                                                                        -------
NET INVESTMENT INCOME.................................................  $   553
                                                                        -------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Loss on Investments......................................  $   (81)
                                                                        -------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..............................................        0
 End of the Period:
 Investments..........................................................   (1,970)
                                                                        -------
Net Unrealized Depreciation on Securities During the Period...........   (1,970)
                                                                        -------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES........................  $(2,051)
                                                                        -------
NET DECREASE IN NET ASSETS FROM OPERATIONS............................  $(1,498)
                                                                        -------

                                            STATEMENT OF CHANGES IN NET ASSETS


  For the Period December 23, 1996 (Commencement of Investment Operations) to
                               December 31, 1996

--------------------------------------------------------------------------------

                                                                   Period Ended
                                                              December 31, 1996
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income ......................................           $    553
Net Realized Loss on Securities.............................                (81)
Net Unrealized Depreciation on Securities During the Period.             (1,970)
                                                                       --------
TOTAL DECREASE IN NET ASSETS................................             (1,498)
NET ASSETS:
Beginning of the Period.....................................            500,000
                                                                       --------
End of the Period (Including accumulated undistributed net
 investment income of $553).................................           $498,502
                                                                       --------

                                       68
                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                                   FINANCIAL HIGHLIGHTS


 The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

--------------------------------------------------------------------------------

                                                             December 23, 1996
                                                                 (Commencement
                                                                 of Investment
                                                                Operations) to
                                                                  December 31,
                                                                          1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................           $10.000
                                                                      --------
 Net Investment Income......................................              .011
 Net Realized and Unrealized
  Loss on Securities........................................             (.041)
                                                                      --------
Total from Investment Operations............................             (.030)
                                                                      --------
Net Asset Value, End of the Period..........................            $9.970
                                                                      --------
Total Return*...............................................            (.30)%**
Net Assets at End of the Period (In millions)...............              $0.5
Ratio of Expenses to Average Net Assets*....................              .75%
Ratio of Net Investment Income to Average Net Assets*.......             4.47%
Portfolio Turnover..........................................                0%**
Average Commission Paid Per Equity Share Traded (a).........            $.0203
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................            45.97%
Ratio of Net Investment Loss to Average Net Assets..........          (40.74)%

**Non-Annualized

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.
                                               See Notes to Financial Statements

 MONEY MARKET FUND                                    PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                          Discount
 Par                                                      Yield on
 Amount                                                    Date of   Amortized
 (000)  Description                              Maturity Purchase        Cost
-------------------------------------------------------------------------------
        U.S. GOVERNMENT AGENCY OBLIGATIONS
        77.5%.
 $2,000 Federal Farm Credit Bank Discount
        Note..................................   01/09/97  5.387%  $ 1,997,315
  1,000 Federal Home Loan Bank Discount Note..   01/06/97  5.241       999,132
  1,000 Federal Home Loan Bank Discount Note..   03/17/97  5.571       988,558
  1,000 Federal Home Loan Mortgage Corp.
        Discount Note.........................   01/07/97  5.304       998,981
  1,000 Federal Home Loan Mortgage Corp.
        Discount Note.........................   03/19/97  5.413       988,408
  1,000 Federal National Mortgage Association
        Discount Note.........................   01/17/97  5.379       997,507
  1,000 Federal National Mortgage Association
        Discount Note.........................   02/18/97  5.433       992,772
  1,000 Federal National Mortgage Association
        Discount Note.........................   03/06/97  5.637       990,106
  1,000 Federal National Mortgage Association
        Discount Note.........................   03/27/97  5.457       987,315
  1,000 Federal National Mortgage Association
        Discount Note.........................   06/10/97  5.281       977,012
  2,260 Student Loan Marketing Association
        Discount Note.........................   01/02/97  6.502     2,259,184
  2,000 Tennessee Valley Authority Discount
        Note..................................   01/28/97  5.296     1,991,818
                                                                   -----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...............   15,168,108
                                                                   -----------
        COMMERCIAL PAPER 23.0%
    900 Associates Corp. of North America.....   01/10/97  5.404       898,655
    900 Chevron Oil Finance Corp..............   01/06/97  5.211       899,214
    900 General Electric Capital Corp.........   01/10/97  5.424       898,650
    900 Metlife Funding Inc...................   02/18/97  5.376       893,483
    900 Toronto Dominion Holdings.............   01/13/97  5.307       898,290
                                                                   -----------
          TOTAL COMMERCIAL PAPER.................................    4,488,292
                                                                   -----------
 TOTAL INVESTMENTS 100.5% (A)....................................   19,656,400
 LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)....................      (90,465)
                                                                   -----------
 NET ASSETS 100.0%...............................................  $19,565,935
                                                                   -----------

(a) At December 31, 1996, cost is identical for both book and federal income tax purposes.

                                       70
                                               See Notes to Financial Statements

 MONEY MARKET FUND                         STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market (Note 1).  $19,656,400
Cash..............................................................        3,525
Other.............................................................       18,092
                                                                    -----------
 Total Assets.....................................................   19,678,017
                                                                    -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased..........................................       49,883
 Distributor and Affiliates (Note 2)..............................        2,188
Deferred Compensation and Retirement Plans (Note 2)...............       40,062
Accrued Expenses..................................................       19,949
                                                                    -----------
 Total Liabilities................................................      112,082
                                                                    -----------
NET ASSETS........................................................  $19,565,935
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $19,565,725
Accumulated Undistributed Net Investment Income...................          210
                                                                    -----------
NET ASSETS (Equivalent to $1.00 per share for 19,565,725 shares outstanding)......................................................  $19,565,935
                                                                    -----------

                                               See Notes to Financial Statements

 MONEY MARKET FUND                                     STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest............................................................  $1,128,132
                                                                      ----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................     104,808
Accounting (Note 2).................................................      46,975
Trustees Fees and Expenses (Note 2).................................      31,835
Shareholder Services (Note 2).......................................      15,616
Audit...............................................................      14,374
Custody.............................................................      14,055
Legal (Note 2)......................................................       8,228
Other...............................................................      33,770
                                                                      ----------
 Total Expenses.....................................................     269,661
 Less Fees Waived and Expenses Reimbursed ($104,808 and $39,084,
 respectively) (Note 2).............................................     143,892
                                                                      ----------
 Net Expenses.......................................................     125,769
                                                                      ----------
NET INVESTMENT INCOME...............................................  $1,002,363
                                                                      ----------
NET REALIZED GAIN ON SECURITIES.....................................  $      415
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $1,002,778
                                                                      ----------

                                            STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $  1,002,363       $  1,294,856
Net Realized Gain on Securities..........                415                -0-
                                                ------------       ------------
Change in Net Assets from Operations.....          1,002,778          1,294,856
                                                ------------       ------------
Distributions from Net Investment Income.         (1,001,453)        (1,295,753)
Distributions from Net Realized Gain on
 Securities (Note 1).....................               (415)               -0-
                                                ------------       ------------
Total Distributions......................         (1,001,868)        (1,295,753)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................                910               (897)
                                                ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................         15,915,843         10,862,643
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          1,001,868          1,295,753
Cost of Shares Repurchased...............        (18,927,603)       (19,130,257)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         (2,009,892)        (6,971,861)
                                                ------------       ------------
TOTAL DECREASE IN NET ASSETS.............         (2,008,982)        (6,972,758)
NET ASSETS:
Beginning of the Period..................         21,574,917         28,547,675
                                                ------------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $210 and $(700), respectively)..........       $ 19,565,935       $ 21,574,917
                                                ------------       ------------

                                               See Notes to Financial Statements

 MONEY MARKET FUND                                        FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                    Year Ended December 31,
                                                 -----------------------------
                                                  1996  1995  1994  1993  1992
------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........ $1.00 $1.00 $1.00 $1.00 $1.00
                                                 ----- ----- ----- ----- -----
Net Investment Income...........................  .048 .0533 .0365 .0262 .0331
Less Distributions from Net Investment Income...  .048 .0533 .0365 .0262 .0331
                                                 ----- ----- ----- ----- -----
Net Asset Value, End of the Period.............. $1.00 $1.00 $1.00 $1.00 $1.00
                                                 ----- ----- ----- ----- -----
Total Return*................................... 4.89% 5.46% 3.71% 2.66% 3.36%
Net Assets at End of the Period (In millions)... $19.6 $21.6 $28.5 $30.0 $32.9
Ratio of Expenses to Average Net Assets*........  .60%  .60%  .60%  .60%  .60%
Ratio of Net Investment Income to Average Net
Assets*......................................... 4.78% 5.33% 3.63% 2.63% 3.32%
*If certain expenses had not been assumed by
VKAC, Total Return would have
been lower and the ratios would have been as
follows:
Ratio of Expenses to Average Net Assets......... 1.29%  .93%  .87%  .95%  .89%
Ratio of Net Investment Income to Average Net
Assets.......................................... 4.10% 5.00% 3.37% 2.28% 3.03%

                                               See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND                          PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
COMMON STOCK 87.5%
APARTMENTS 18.1%
Ambassador Apartments, Inc................................ 138,800 $  3,279,150
Avalon Properties, Inc.................................... 105,900    3,044,625
Bay Apartment Communities, Inc............................ 126,500    4,554,000
BRE Properties, Inc., Class A............................. 121,100    2,997,225
Camden Property Trust.....................................  96,600    2,765,175
Columbus Realty Trust..................................... 103,900    2,363,725
Equity Residential Properties Trust.......................  94,700    3,906,375
Gables Residential Trust..................................  98,500    2,856,500
Oasis Residential, Inc....................................  82,600    1,879,150
Summit Properties, Inc.................................... 121,100    2,679,337
                                                                   ------------
                                                                     30,325,262
                                                                   ------------
HEALTHCARE FACILITIES 3.9%
Nationwide Health Properties, Inc.........................  96,700    2,344,975
Omega Healthcare Investors................................ 128,600    4,275,950
                                                                   ------------
                                                                      6,620,925
                                                                   ------------
HOTELS 9.7%
American General Hospitality Corp.........................  96,700    2,296,625
Felcor Suite Hotels, Inc..................................  60,200    2,129,575
Innkeepers USA Trust...................................... 216,500    3,003,938
Patriot American Hospitality, Inc.........................  74,200    3,199,875
Starwood Lodging Trust.................................... 101,600    5,600,700
                                                                   ------------
                                                                     16,230,713
                                                                   ------------
MANUFACTURED HOME COMMUNITIES 2.1%
Sun Communities, Inc...................................... 100,300    3,460,350
                                                                   ------------
NET LEASE 5.9%
Excel Realty Trust, Inc................................... 140,200    3,557,575
Franchise Finance Corp. of America........................ 125,000    3,453,125
Trinet Corporate Realty Trust, Inc........................  81,700    2,900,350
                                                                   ------------
                                                                      9,911,050
                                                                   ------------
OFFICE/INDUSTRIAL 24.0%
Arden Realty Group, Inc................................... 126,500    3,510,375
Beacon Properties Corp....................................  98,300    3,600,237
Bedford Property Investors, Inc........................... 173,700    3,039,750
Cali Realty Corp.......................................... 137,800    4,254,575
CarrAmerica Realty Corp................................... 108,400    3,170,700
Crescent Real Estate Equities Trust.......................  75,100    3,961,525
First Industrial Realty Trust, Inc........................ 123,800    3,760,425
Highwoods Properties, Inc.................................  98,300    3,317,625
Meridan Industrial Trust, Inc............................. 118,100    2,480,100
Reckson Associates Realty Corp. ..........................  84,700    3,578,575
Security Capital Industrial Trust.........................  95,700    2,045,588
Spieker Properties, Inc. .................................  95,700    3,445,200
                                                                   ------------
                                                                     40,164,675
                                                                   ------------
SELF-STORAGE 5.2%
Public Storage, Inc. ..................................... 156,700    4,857,700
Storage Trust Realty...................................... 143,900    3,885,300
                                                                   ------------
                                                                      8,743,000
                                                                   ------------
SHOPPING CENTERS 9.1%
Bradley Real Estate, Inc. ................................ 197,400    3,553,200
JDN Realty Corp. ......................................... 137,100    3,787,387
Kimco Realty Corp. .......................................  78,200    2,727,225

                                       74
                                               See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND              PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
SHOPPING CENTERS (CONTINUED)
Regency Realty Corp. .....................................  82,100  $ 2,155,125
Vornado Realty Trust......................................  57,000    2,992,500
                                                                    -----------
                                                                     15,215,437
                                                                    -----------
SHOPPING MALLS 9.5%
CBL & Associates Properties, Inc. ........................  91,600    2,370,150
JP Realty, Inc. .......................................... 154,000    3,984,750
Macerich Co. ............................................. 132,700    3,466,788
Simon DeBartolo Group, Inc. .............................. 149,788    4,643,428
Urban Shopping Centers, Inc. .............................  50,400    1,461,600
                                                                    -----------
                                                                     15,926,716
                                                                    -----------
TOTAL LONG-TERM INVESTMENTS 87.5%
 (Cost $124,552,063) (a)..........................................  146,598,128
REPURCHASE AGREEMENT 5.6%
 BA Securities ($9,385,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/96, to be
 sold on 01/02/97 at $9,388,613)..................................    9,385,000
OTHER ASSETS IN EXCESS OF LIABILITIES 6.9%........................   11,500,626
                                                                   ------------
NET ASSETS 100.0%................................................. $167,483,754
                                                                   ------------

(a) At December 31, 1996, for federal income tax purposes cost is $124,672,190; the aggregate gross unrealized appreciation is $21,955,365 and the aggregate gross unrealized depreciation is $29,427, resulting in net unrealized appreciation of $21,925,938.

                                       75
                                               See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND               STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $124,552,063) (Note
1)................................................................  $146,598,128
Repurchase Agreement (Note 1).....................................     9,385,000
Cash..............................................................         1,836
Receivables:
 Fund Shares Sold.................................................    10,697,189
 Dividends........................................................       952,583
Unamortized Organizational Expenses (Note 1)......................         5,007
                                                                    ------------
 Total Assets.....................................................   167,639,743
                                                                    ------------
LIABILITIES:
Payables:
 Investment Advisory Fee (Note 2).................................       125,871
 Distributor and Affiliates (Note 2)..............................         2,950
 Fund Shares Repurchased..........................................           114
Accrued Expenses..................................................        22,194
Deferred Compensation and Retirement Plans (Note 2)...............         4,860
                                                                    ------------
 Total Liabilities................................................       155,989
                                                                    ------------
NET ASSETS........................................................  $167,483,754
                                                                    ------------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $144,550,380
Net Unrealized Appreciation on Securities.........................    22,046,065
Accumulated Net Realized Gain on Securities.......................       558,446
Accumulated Undistributed Net Investment Income...................       328,863
                                                                    ------------
NET ASSETS........................................................  $167,483,754
                                                                    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $167,483,754 and 11,328,283 shares of
 beneficial interest issued and outstanding)......................        $14.78
                                                                    ------------

                                       76
                                               See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND                           STATEMENT OF OPERATIONS


                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...........................................................  $ 2,436,458
Interest............................................................      199,508
                                                                      -----------
 Total Income.......................................................    2,635,966
                                                                      -----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................      428,166
Accounting (Note 2).................................................       44,869
Shareholder Services (Note 2).......................................       16,205
Trustees Fees and Expenses (Note 2).................................        9,612
Legal (Note 2)......................................................        7,214
Custody.............................................................        2,824
Amortization of Organizational Expenses (Note 1) ...................        1,138
Other ..............................................................       31,896
                                                                      -----------
 Total Expenses.....................................................      541,924
 Less Fees Waived (Note 2)..........................................       70,941
                                                                      -----------
 Net Expenses.......................................................      470,983
                                                                      -----------
NET INVESTMENT INCOME...............................................  $ 2,164,983
                                                                      -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments....................................  $ 1,465,073
                                                                      -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................      332,105
 End of the Period:
 Investments........................................................   22,046,065
                                                                      -----------
Net Unrealized Appreciation on Securities During the Period.........   21,713,960
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES......................  $23,179,033
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $25,344,016
                                                                      -----------

                                            STATEMENT OF CHANGES IN NET ASSETS

        For the Year Ended December 31, 1996 and the Period July 3, 1995
          (Commencement of Investment Operations) to December 31, 1995

--------------------------------------------------------------------------------

                                                Year Ended        Period Ended
                                         December 31,  1996  December 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................        $  2,164,983         $   68,091
Net Realized Gain/Loss on Securities...           1,465,073            (32,530)
Net Unrealized Appreciation on
 Securities During the Period..........          21,713,960            332,105
                                               ------------         ----------
Change in Net Assets from Operations...          25,344,016            367,666
                                               ------------         ----------
Distributions from Net Investment
 Income................................          (1,844,832)           (60,786)
Distributions from Net Realized Gain on
 Securities (Note 1)...................            (874,097)               -0-
                                               ------------         ----------
Total Distributions....................          (2,718,929)           (60,786)
                                               ------------         ----------
NET CHANGE IN NET ASSETS FROM
INVESTMENT ACTIVITIES..................          22,625,087            306,880
                                               ------------         ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..............         178,078,191         11,796,374
Net Asset Value of Shares Issued
Through Dividend Reinvestment..........           2,718,725             60,786
Cost of Shares Repurchased.............         (44,523,570)        (3,578,819)
                                               ------------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS...........................         136,273,346          8,278,341
                                               ------------         ----------
TOTAL INCREASE IN NET ASSETS...........         158,898,433          8,585,221
NET ASSETS:
Beginning of the Period................           8,585,321                100
                                               ------------         ----------
End of the Period (Including
 accumulated undistributed net
 investment income of $328,863 and
 $8,712, respectively).................        $167,483,754         $8,585,321
                                               ------------         ----------

                                       77
                                               See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                                 July 3, 1995
                                                             (Commencement of
                                            Year Ended Investment Operations)
                                     December 31, 1996   to December 31, 1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period..............................            $10.74                 $10.00
                                               -------                 ------
 Net Investment Income..............              .217                    .20
 Net Realized and Unrealized Gain on
  Securities........................             4.117                  .6325
                                               -------                 ------
Total from Investment Operations....             4.334                  .8325
                                               -------                 ------
Less:
 Distributions from Net Investment
 Income.............................              .199                  .0925
 Distributions from Net Realized
 Gain on Securities (Note 1)........              .091                    -0-
                                               -------                 ------
Total Distributions.................              .290                  .0925
                                               -------                 ------
Net Asset Value, End of the Period..           $14.784                 $10.74
                                               -------                 ------
Total Return*.......................            40.53%                  8.35%**
Net Assets at End of the Period (In
millions)...........................            $167.5                   $8.6
Ratio of Expenses to Average Net
Assets*.............................             1.10%                  2.50%
Ratio of Net Investment Income to
Average Net Assets*.................             5.06%                  3.75%
Portfolio Turnover..................               84%                    85%**
Average Commission Paid Per Equity
Share Traded (a)....................            $.0313                    --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
Assets..............................             1.27%                  2.90%
Ratio of Net Investment Income to
Average Net Assets..................             4.89%                  3.36%

**Non-Annualized

(a) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                      78
                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of nine Portfolios, hereafter referred to as Funds: Asset Allocation Fund ("Asset Allocation", formerly known as Mul-tiple Strategy Fund), Domestic Income Fund ("Domestic", formerly known as Do-mestic Strategic Income Fund), Emerging Growth Fund ("Emerging Growth"), Enterprise Fund ("Enterprise", formerly known as Common Stock Fund), Global Eq-uity Fund ("Global Equity"), Government Fund ("Government"), Growth and Income Fund ("Growth and Income"), Money Market Fund ("Money Market") and Real Estate Securities Fund ("Real Estate") (collectively the "Funds"). Each Fund is ac-counted for as a separate entity.
  The goals of the Funds are as follows: Asset Allocation seeks a high total in-vestment return consistent with prudent risk; Domestic seeks income as its pri-mary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by in-vesting principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current re-turn consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; and Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not avail-able are valued at the last bid price. For those securities where prices or quotations are not available, valuations are determined in accordance with pro-cedures established in good faith by the Board of Trustees. Short-term securi-ties with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.
  Domestic's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic condi-tions than other investment grade holdings. These securities are often subordi-nated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented ap-proximately 41% of Domestic's net assets at December 31, 1996.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               December 31, 1996

--------------------------------------------------------------------------------
  The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.
  Domestic, Global Equity, Government and Real Estate may trade certain securi-ties under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are pri-vately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains col-lateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commit-ments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Issuers of Payment-in-Kind se-curities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. ORGANIZATIONAL EXPENSES-Emerging Growth, Global Equity and Real Estate have reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with each Fund's organi-zation in the amount of $6,828 per Fund. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Funds originally purchased by VKAC are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational expenses in the same propor-tion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is each Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  Each Fund intends to utilize provisions of the federal income tax laws which allow each Fund to carry a realized capital loss forward for eight years fol-lowing the year of the loss and offset such losses against any future realized capital gains. The following table presents the realized capital loss carryforward for each applicable Fund at December 31, 1996, along with its ex-piration period:

                                                                   GROWTH
                                              EMERGING                AND  MONEY
                                    DOMESTIC    GROWTH  GOVERNMENT INCOME MARKET
--------------------------------------------------------------------------------
Realized capital loss
 carryforward...................  $1,670,821 $ 318,252 $13,378,887   $ 81 $1,644
Expiration dates of capital loss
carryforward....................   1998-2002 2003-2004   1997-2004   2004   2003
Amount expiring on 12/31/97.....          --        -- $ 3,377,875     --     --

                               December 31, 1996
--------------------------------------------------------------------------------

  Net realized gains or losses may differ for financial and tax reporting pur-poses primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, gains or losses recognized for tax purposes on the mark-to-market of open futures at De-cember 31, 1996, and the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS-Government and Money Market declare divi-dends from net investment income on each business day. Asset Allocation, Domes-tic, Emerging Growth, Enterprise, Global Equity, Growth and Income and Real Estate declare dividends annually. Government declares distributions from short-term capital gains, if any, monthly. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Money Market and Real Es-tate distribute net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
  The following table presents the amount of long-term capital gains distributed during the period:

FUND                                                                    AMOUNT
--------------------------------------------------------------------------------
Asset Allocation..................................................... $2,465,254
Enterprise...........................................................  4,855,272
Global Equity........................................................     20,006
Real Estate..........................................................     24,014

  Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified:

                                       EMERGING      GLOBAL
                          DOMESTIC       GROWTH      EQUITY           GOVERNMENT
--------------------------------------------------------------------------------
Accumulated
Undistributed Net
Investment Income.......   $(3,967)(c)   $3,088 (a) $34,640 (b)    $14,468 (c)
Accumulated Net Realized
Gain/Loss on Securities.     3,967 (c)       --     (34,640)(b)  1,150,219 (c,d)
Capital.................        --       (3,088)(a)      --     (1,164,687)(d)

(a) For federal income tax purposes, net operating losses may not be used to offset income generated in future tax years, therefore, these losses have been reclassified from accumulated undistributed net investment income to capital.

(b) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss on securities for financial reporting purposes and have been reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.

(c) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income/loss for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.

(d) At December 31, 1996, all or a portion of capital loss carryforward expired creating a permanent difference between book and tax basis reporting. These items have been reclassified from accumulated net realized loss on securities to capital.

G. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevail-ing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in

                               December 31, 1996

-------------------------------------------------------------------------------
exchange rates and amounts arising from changes in the market prices of secu-rities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

H. PRIVATE PLACEMENTS-A Fund may own securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated trans-action with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of pri-vately placed debt securities held by a Fund generally have agreed to register the securities within specified time periods or increase the interest paid on such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee pay-able monthly based on the combined average daily net assets of Asset Alloca-tion, Domestic, Enterprise, Government and Money Market as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $500 million..................................................  .50 of 1%
Next $500 million...................................................  .45 of 1%
Over $1 billion.....................................................  .40 of 1%

  The resulting fee is prorated to Asset Allocation, Domestic, Enterprise, Gov-ernment and Money Market based on their respective average daily net assets.
  Under the terms of the advisory agreement, if the total ordinary business ex-penses, exclusive of taxes, distribution fees and interest, exceed .60% of av-erage daily net assets, the Adviser will reimburse Asset Allocation, Domestic, Enterprise, Government, and Money Market for the amount of the excess. The contractual expense reimbursement shall be made monthly.
  For Emerging Growth, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .70% of the average daily net assets of the Fund.
  For Global Equity, the Adviser has entered into a subadvisory agreement which will terminate on March 31, 1997 with John Govett & Co., Limited ("Subadviser--Global Equity"), who provides advisory services to Global Equity and the Adviser with respect to Global Equity's investments in foreign securi-ties. Advisory fees are calculated monthly, based on the average daily net as-sets of Global Equity at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser--Global Equity. Shareholders have approved a change in the Subadvisor--Global Equity from John Govett & Co., Limited to Morgan Stanley Asset Management Inc. effective April 1, 1997.
  For Growth and Income, the Adviser will provide investment advice and facili-ties to the Fund for an annual fee payable monthly, based on the average daily net assets of the Fund, of .60% for the first $500 million and .55% for the amount in excess of $500 million.
  For Real Estate, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. During the period, the Adviser had a subadvisory agreement with Hines Interest Realty Advisers Limited Partnership ("Hines"), who provided advisory services to the Fund and the Adviser with re-spect to the Fund's investments in real estate. The Adviser paid 50% of its investment advisory fee to Hines for these services. Effective December 31, 1996, the subadvisory agreement was terminated.
  For the period, the Adviser has volunteered to reimburse all expenses in ex-cess of .85% for Emerging Growth, 1.20% for Global Equity, .75% for Growth and Income and 1.10% for Real Estate, of each of the Funds' average daily net as-sets.

                               December 31, 1996
--------------------------------------------------------------------------------
  Other transactions with affiliates during the period were approximately as follows:

                                                                                    GROWTH
                              ASSET          EMERGING             GLOBAL               AND   MONEY    REAL
                         ALLOCATION DOMESTIC   GROWTH ENTERPRISE  EQUITY GOVERNMENT INCOME  MARKET  ESTATE
----------------------------------------------------------------------------------------------------------
Accounting..............    $51,800  $44,300  $41,100    $53,700 $29,400    $55,500     -- $47,000 $44,900
Shareholder servicing
 agent's fees...........     15,000   15,000   15,000     15,000  15,000     15,000     --  15,000  15,000

  For the year ended December 31, 1996, the Funds incurred expenses as shown in the table above representing VKAC's cost of providing accounting and cash man-agement services to the Funds. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the year ended December 31, 1996, the Funds incurred expenses as shown in the table above, representing ACCESS' cost of providing transfer agency and shareholder services plus a prof-it.
  Certain officers and trustees of the Funds are also officers and directors of VKAC. The Funds do not compensate their officers or trustees who are officers of VKAC.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illi-nois), counsel to the Funds, of which a trustee of the Funds is an affiliated person.
  The Funds have implemented deferred compensation and retirement plans for their trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan. At December 31, 1996, VKAC owned 10 shares of Emerging Growth, 95,241 shares of Global Equity, 50,000 shares of Growth and Income and 10 shares of Real Estate.

3. CAPITAL TRANSACTIONS
The Funds have outstanding shares of beneficial interest with a par value of $.01 per share. There are an unlimited number of shares authorized.
  For the year ended December 31, 1996, share transactions were as follows:

                                       ASSET               EMERGING
                                  ALLOCATION     DOMESTIC    GROWTH  ENTERPRISE
--------------------------------------------------------------------------------
Beginning Shares.................  5,409,616    3,235,694   195,420   5,173,759
Sales............................    387,499      755,420   366,538     489,441
Dividend Reinvestment............    821,862      217,401       -0-     611,154
Repurchases......................   (985,735)  (1,736,394) (182,893) (1,059,404)
                                   ---------  -----------  --------  ----------
Ending Shares....................  5,633,242    2,472,121   379,065   5,214,950
                                   ---------  -----------  --------  ----------

                           GLOBAL              GROWTH AND       MONEY        REAL
                           EQUITY  GOVERNMENT      INCOME      MARKET      ESTATE
----------------------------------------------------------------------------------
Beginning Shares........  230,530   7,399,648   50,000/1/  21,575,617     799,347
Sales...................  110,151     184,739         -0-  15,915,843  13,855,117
Dividend Reinvestment...    3,772     464,018         -0-   1,001,868     197,332
Repurchases............. (128,552) (1,441,946)        -0- (18,927,603) (3,523,513)
                         --------  ----------   --------- -----------  ----------
Ending Shares...........  215,901   6,606,459      50,000  19,565,725  11,328,283
                         --------  ----------   --------- -----------  ----------

/1/Fund commenced investment operations during the period.

                               December 31, 1996

--------------------------------------------------------------------------------

  For the year ended December 31, 1995, share transactions were as follows:

                                   ASSET                  EMERGING
                              ALLOCATION     DOMESTIC       GROWTH   ENTERPRISE
--------------------------------------------------------------------------------
Beginning Shares............   5,668,898    2,894,700           10    5,444,930
Sales.......................     166,906      997,934      217,875      438,275
Dividend Reinvestment.......     619,366      258,208          -0-      703,905
Repurchases.................  (1,045,554)    (915,148)     (22,465)  (1,413,351)
                             -----------  -----------  -----------  -----------
Ending Shares...............   5,409,616    3,235,694      195,420    5,173,759
                             -----------  -----------  -----------  -----------
Ending Capital.............. $55,836,454  $27,065,917   $2,103,545  $64,170,048
                             -----------  -----------  -----------  -----------
                                  GLOBAL                     MONEY         REAL
                                  EQUITY   GOVERNMENT       MARKET       ESTATE
--------------------------------------------------------------------------------
Beginning Shares............          10    7,914,930   28,547,478           10
Sales.......................     231,560      307,711   10,862,643    1,140,133
Dividend Reinvestment.......         -0-      524,601    1,295,753        5,789
Repurchases.................      (1,040)  (1,347,594) (19,130,257)    (346,585)
                             -----------  -----------  -----------  -----------
Ending Shares...............     230,530    7,399,648   21,575,617      799,347
                             -----------  -----------  -----------  -----------
Ending Capital..............  $2,292,507  $78,150,854  $21,575,617   $8,277,034
                             -----------  -----------  -----------  -----------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, including principal paydowns and excluding forward commitment transac-tions and short-term investments, were:

                                                                                                  GROWTH
                               ASSET               EMERGING                  GLOBAL                  AND
                          ALLOCATION    DOMESTIC     GROWTH   ENTERPRISE     EQUITY  GOVERNMENT   INCOME  REAL ESTATE
---------------------------------------------------------------------------------------------------------------------
Purchases............... $66,177,988 $16,681,252 $6,028,295 $121,174,572 $2,507,479 $84,157,768 $495,497 $151,556,550
Sales...................  70,975,721  22,906,157  3,768,758  128,112,318  2,773,679 106,194,527    1,700   35,707,086

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Funds have a variety of reasons to use derivative instruments, such as to attempt to protect the Funds against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency expo-sure, maturity and duration or generate potential gain. All of the Funds' port-folio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation on securities. Upon disposition, a realized gain or loss is recognized accord-ingly, except when taking delivery of a security underlying a futures or for-ward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
  Summarized below are the specific types of derivative financial instruments used by the Funds.

                               December 31, 1996

--------------------------------------------------------------------------------

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invests in futures on U.S. Treasury Bonds and Notes. Upon en-tering into futures contracts, the Funds maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the con-tract (the variation margin).
  Transactions in futures contracts for the year ended December 31, 1996 for Government, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1995.....................................       175
Futures Opened.......................................................     2,021
Futures Closed.......................................................    (2,086)
                                                                         ------
Outstanding at December 31, 1996.....................................       110
                                                                         ------

  The futures contracts outstanding at December 31, 1996, and the descriptions and unrealized depreciation for Government are as follows:

                                                                     UNREALIZED
                                                         CONTRACTS DEPRECIATION
-------------------------------------------------------------------------------
BUYS TO OPEN
 U.S. Treasury Bonds--Mar 1997 (Current Notional Value
  $112,625 per contract)................................        99     $183,214
 U.S. Treasury Notes--Mar 1997 (Five Year) (Current
  Notional Value $106,593 per contract).................         5        5,453
 U.S. Treasury Notes--Mar 1997 (Ten Year) (Current
  Notional Value $109,125 per contract).................         6        9,451
                                                               ---     --------
                                                               110     $198,118
                                                               ---     --------

B. FORWARD CURRENCY CONTRACTS-A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recog-nized and is included as a component of realized gain/loss on forwards.
  The following forward currency contracts were outstanding in Global Equity as of December 31, 1996:

                                                                    UNREALIZED
                                               ORIGINAL  CURRENT APPRECIATION/
DESCRIPTION                                       VALUE    VALUE  DEPRECIATION
-------------------------------------------------------------------------------
SELLS TO OPEN
British Pound Sterling, 66,698, expiring
 07/16/97..................................... $100,000 $113,650      $(13,650)
Japanese Yen, 10,140,000, expiring 01/24/97...  100,000   87,855        12,145
                                                                      --------
                                                                      $ (1,505)
                                                                      --------

6. FORWARD COMMITMENTS
Government trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forward commitments.

                               December 31, 1996

--------------------------------------------------------------------------------
The following forward commitments were outstanding in Government as of December 31, 1996:

                                                                              UNREALIZED
 PAR AMOUNT                                            ORIGINAL    CURRENT APPRECIATION/
 (000)         DESCRIPTION                EXPIRATION      VALUE      VALUE  DEPRECIATION
-----------------------------------------------------------------------------------------
  BUYS TO OPEN
 $4,000        U.S. T-Note, 7.25%,
                08/15/04 maturity......     01/16/97 $4,250,313 $4,212,400      $(37,913)
 SELLS TO OPEN
  1,000        FHLMC Gold 30 Yr, 8.00%,
                12/31/23 maturity......     01/14/97  1,021,875  1,019,060         2,815
  2,000        GNMA, 7.00%, 12/31/23
                maturity...............     01/21/97  1,966,250  1,955,620        10,630
                                                                                --------
                                                                                $(24,468)
                                                                                --------

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the Asset Allocation Fund, Domestic Income Fund, Emerging Growth Fund, Enterprise Fund, Global Equity Fund, Government Fund, Growth and Income Fund, Money Market Fund and Real Estate Securities Fund (constituting Van Kampen American Capital Life Investment Trust, hereafter referred to as the "Trust") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 7, 1997

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* -- Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

INVESTMENT SUBADVISER
(GLOBAL EQUITY FUND)

JOHN GOVETT & CO. LIMITED
4 Battle Bridge Lane
London SE1 2HR
England

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256,
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street,
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1997
   All rights reserved.

(SM)denotes a service mark of
    Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

                                  (Unaudited)

--------------------------------------------------------------------------------
    A Special Meeting of Shareholders of the Life Investment Trust was held on October 25, 1996.
    1) With respect to the Trust on behalf of each Fund, approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and Life Investment Trust.

                                                            # OF SHARES
                                                   -----------------------------
                                                    IN FAVOR  AGAINST ABSTAINING
    ----------------------------------------------------------------------------
     Asset Allocation Fund........................  4,523,133  54,424  332,195
     Domestic Income Fund.........................  1,635,309  47,972  155,184
     Emerging Growth Fund.........................    314,893  67,982   13,173
     Enterprise Fund..............................  3,558,929 104,009  247,443
     Global Equity Fund...........................    286,201   4,789    9,764
     Government Fund..............................  6,233,684 228,865  257,997
     Money Market Fund............................ 13,956,531 566,007  693,128
     Real Estate Securities Fund..................  3,248,377  86,982  224,988

    2) With respect to the Trust on behalf of Global Equity Fund, approval of a new investment subadvisory agreement between Van Kampen American Capital Asset Management, Inc. and Morgan Stanley Asset Management, Inc. which will take effect on April 1, 1997.
     288,231 shares voted for the proposal; 2,759 voted against and 9,764 abstained.
    3) With respect to the Trust on behalf of Global Equity Fund, approval of an interim investment subadvisory agreement which will terminate on March 31, 1997, between Van Kampen American Capital Asset Management, Inc. and John Govett & Co. Limited.
     285,795 shares voted for the proposal; 2,759 voted against and 12,201 abstained.
    4) With respect to the Trust on behalf of Real Estate Securities Fund, approval of a new investment subadvisory agreement between Van Kampen American Capital Asset Management, Inc. and Hines Interest Realty Lim-ited Partnership.
     3,239,654 shares voted for the proposal; 95,670 voted against and 225,022 abstained.
    5) With respect to the Trust on behalf of each Fund, approval of certain changes to its fundamental investment policies with respect to invest-ment in other investment companies.

                                                            # OF SHARES
                                                   -----------------------------
                                                    IN FAVOR  AGAINST ABSTAINING
    ----------------------------------------------------------------------------
     Asset Allocation Fund........................  4,429,754  75,569   402,428
     Domestic Income Fund.........................  1,662,757  34,793   140,916
     Emerging Growth Fund.........................    316,521  67,982    11,545
     Enterprise Fund..............................  3,510,195 114,146   286,039
     Global Equity Fund...........................    263,022   2,030    35,703
     Government Fund..............................  6,265,504 270,541   184,501
     Money Market Fund............................ 13,072,175 715,462 1,428,029
     Real Estate Securities Fund..................  3,177,266 123,806   259,274

                                  (Unaudited)


--------------------------------------------------------------------------------
    6) With respect to the Trust, ratification of the selection of Price Waterhouse LLP as independent accountants for the current fiscal year.

                                                            # OF SHARES
                                                   -----------------------------
                                                    IN FAVOR  AGAINST ABSTAINING
    ----------------------------------------------------------------------------
     Asset Allocation Fund........................  4,582,135  24,434  301,183
     Domestic Income Fund.........................  1,705,809  17,034  115,623
     Emerging Growth Fund.........................    384,531   3,119    6,396
     Enterprise Fund..............................  3,651,838  44,893  213,649
     Global Equity Fund...........................    267,726   2,759   30,269
     Government Fund..............................  6,346,619 201,168  172,758
     Money Market Fund............................ 14,446,631 296,726  472,310
     Real Estate Securities Fund..................  3,257,358  83,986  219,002


                            Tax Notice to Corporate
                                  Shareholders

                         The following represents
                         the percentage of 1996
                         income distributions paid
                         by the designated fund
                         which qualify for the 70%
                         dividends received
                         deduction for corporations:

                 Asset Allocation
                 Fund............  12.53%
                 Domestic Income
                 Fund............   2.14%
                 Enterprise Fund.  21.75%
                 Global Equity
                 Fund............  12.36%

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

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               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

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